                  As filed with the Securities and Exchange Commission on [date]


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-07705
                                                      ---------


                               Phoenix-Kayne Funds
               (Exact name of registrant as specified in charter)


                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
               (Address of principal executive offices) (Zip code)


                          US Bancorp Fund Services, LLC
                       2020 East Financial Way, Suite 200
                           Glendora, California 91741
                     (Name and address of agent for service)


                                 1-800-243-4361
               Registrant's telephone number, including area code


Date of fiscal year end: December 31, 2003
                         -----------------

Date of reporting period: DECEMBER 31, 2003
                          -----------------

ITEM 1. REPORT TO STOCKHOLDERS.

Annual Report December 31, 2003

ANNUAL REPORT

- DECEMBER 31, 2003


KAYNE ANDERSON RUDNICK

PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND

PHOENIX-KAYNE INTERNATIONAL FUND

PHOENIX-KAYNE RISING DIVIDENDS FUND

PHOENIX-KAYNE SMALL-MID CAP FUND

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

CHIEF INVESTMENT OFFICER 2003 REVIEW

   The year 2004 begins with the economy in the best shape it has been since the recent recession that began in 2001. Business expansion, which floundered from mid-2001 to mid-2003, took off during the second half of last year, bolstered by the cumulative effect of multiple interest-rate cuts, the stimulus generated by the rise in government spending and the decline in tax rates. The employment outlook also brightened after months of negative reports. Encouragingly, the strengthening in business activity was broad-based, with the consumer and industrial sectors participating in tandem for the first time since 1998.

   The Gross Domestic Product ("GDP") growth rate is expected to hold around 4% in 2004, with the strength spread across most of the consumer and industrial markets. Corporate earnings, which rose strongly in 2003, are projected to increase 10 to 15% in 2004, helped by improving demand and further cost cutting. In addition, foreign demand for U.S. exports, mainly from Western Europe and Asia, will provide further stimulus.

   However, this economic expansion is by no means a risk-free environment. The government's fiscal stimulus programs, including the tax cuts, have contributed to a substantial and rising U.S. budget deficit. Federal government spending, as a share of GDP, has grown from 18.4% to 20% in the past two years, including expenditures for the war in Iraq and the war on terrorism. At the same time, accommodative monetary policy threatens to increase inflation. The Federal Reserve has held the real federal funds rate below zero for the past 15 months, the longest stretch of negative real rates since 1975-1976. Commodity prices are up 30% across the board, gold has risen above $400 an ounce, and the U.S. dollar is weak compared to all major currencies.

   However, many expect the Federal Reserve will raise interest rates to reflect the improved economic activity and that the administration will institute policies to reduce the deficit. Otherwise, it is likely that we will see further declines in the U.S. dollar and more intense inflationary pressures.

   Reflecting the very good economic news, the stock market showed excellent gains. Stocks did well across the board. However, as Floyd Norris, chief financial correspondent of THE NEW YORK TIMES pointed out in a recent (January 2, 2004) column: "If it was a great year for most stocks, it is also true that high quality was not rewarded as well as lower quality." In the S&P 500 Index, stocks that pay dividends rose, on average, about half as much as non-dividend-paying stocks. S&P quality rankings show that A-ranked companies were up about half as much as B-ranked companies, which were up about half as much as C-ranked companies.

   In 2004, we expect investors will begin to favor high-quality, dividend-paying stocks with strong earnings growth and low debt--such as the companies in our portfolios--and that these companies will outperform lower quality, non-dividend paying companies.

DIVERSIFICATION WITHIN HIGH-QUALITY

   We have consistently recommended diversification between high-quality stocks and bonds, with the stock portion diversified among large-cap, small to mid cap, and international strategies. The importance of diversification cannot be overemphasized. A diversified portfolio enables the investor to participate across various asset classes and reduces the risk of making investment decisions based on emotional reactions to short-term price movements. With this perspective in mind, we encourage you to review your asset allocation with your personal financial adviser.

MUTUAL-FUND PRACTICES

   With all of the media attention on the scandals in the mutual-fund industry, we have been asked: "What is your firm doing to prevent such abuse?" "Have you had some of the same problems as others in the industry?" Kayne Anderson Rudnick Investment Management, LLC and Phoenix Investment Partners, Ltd., follow trading policies and practices that are consistent with industry practices of the highest integrity. Our strict procedures are designed to help ensure that our shareholders' interests come first. Please visit our Web site for more information on Phoenix's trading policies and mutual-fund industry investigations.

   We thank you for your continued trust and confidence in us, and we invite any questions or comments.


   /s/ Allan M. Rudnick

   Allan M. Rudnick
   Chief Investment Officer


   JANUARY 16, 2004

TABLE OF CONTENTS

Phoenix-Kayne California Intermediate Tax-Free Bond Fund                       4

Phoenix-Kayne Intermediate Total Return Bond Fund                             14

Phoenix-Kayne International Fund                                              24

Phoenix-Kayne Rising Dividends Fund                                           34

Phoenix-Kayne Small-Mid Cap Fund                                              43

Notes to Financial Statements                                                 54

PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND COMMENTARY

INVESTMENT OBJECTIVES

     Phoenix-Kayne California Intermediate Tax-Free Bond Fund has an investment objective to seek income exempt from Federal and California state personal income taxes. There is no guarantee that the Fund will achieve its objective.

MARKET OVERVIEW

     The year 2003 proved volatile for the fixed-income markets. In May, the volatility became dramatic as bonds rallied on comments from the Federal Reserve governors concerning the use of "unconventional" measures--purchases of long-term government securities--to bring rates down on the long-end of the yield curve. Bonds then rapidly switched course and sold off in mid-July when Federal Reserve Chairman Alan Greenspan stated that he thought that the economy would pick up without the central bank resorting to such alternative measures.

     Investors switched from bonds to stocks to take advantage of the perceived accelerating economy and bond prices dropped. Positive economic news also brought on fears of inflation, which would trigger higher interest rates and cause a further drop in bond prices. Along with the about-face on the use of unconventional purchases of longer-dated securities, Alan Greenspan in his testimony to Congress down-played deflation and provided a more upbeat assessment of the economy than investors had expected. Such a reverse viewpoint from the Chairman's analysis the month before whipsawed the bond markets. In July, the 30-year Treasury experienced its worst month in history, down over 11%, and the 10-year Treasury note lost more than 7%, its worst month in over 20 years.

     The sell-off in the fixed-income markets was exacerbated when mortgage investors, a significant portion of the fixed-income market, adjusted their portfolios' exposure to rising interest rates. Such reactions to sharp moves in interest rates added energy to the overall volatility in the bond market.

     During September, prices rose again in the bond market and rates dropped as the economy seemed to be moving more sluggishly than first thought, dampening fears of a rate hike. However, by early November, prices fell and the yields rose back up with stronger-than-expected manufacturing reports and positive labor-market news. By the middle of November, bond investors covered their short positions, moving prices up, which fell again later in the month as the buoyant economic data continued to defy expectations. Although the bond market has already priced in a rate increase for mid 2004, the Federal Reserve has committed itself to low rates unless inflation begins to escalate.

     We believe that fears of high inflation may be overblown (See Chart, "Consumer Price Index, Year over Year, January 1993--December 2003") and certain compelling economic factors indicate that inflation may remain tame for some time. Domestic labor markets remain sluggish because of excess capacity in manufacturing, global competition, and gains in productivity. These factors limit pricing power and wage gains.

     Despite the apparent economic expansion, we believe sufficient slack exists in the economy to keep inflation relatively low and, therefore, not put pressure on the bond market.

[CHART]

                      CONSUMER PRICE INDEX, YEAR OVER YEAR
                        JANUARY 1, 1993-DECEMBER 31, 2003

                1/31/93       3.5
                2/28/93       3.6
                3/31/93       3.4
                4/30/93       3.5
                5/31/93       3.4
                6/30/93       3.3
                7/31/93       3.2
                8/31/93       3.3
                9/30/93       3.2
               10/31/93       3.0
               11/30/93       3.1
               12/31/93       3.2
                1/31/94       2.9
                2/28/94       2.8
                3/31/94       2.9
                4/30/94       2.8
                5/31/94       2.8
                6/30/94       2.9
                7/31/94       2.9
                8/31/94       2.9
                9/30/94       3.0
               10/31/94       2.9
               11/30/94       2.8
               12/31/94       2.6
                1/31/95       2.9
                2/28/95       3.0
                3/31/95       3.0
                4/30/95       3.1
                5/31/95       3.1
                6/30/95       3.0
                7/31/95       3.0
                8/31/95       2.9
                9/30/95       2.9
               10/31/95       3.0
               11/30/95       3.0
               12/31/95       3.0
                1/31/96       3.0
                2/29/96       2.9
                3/31/96       2.8
                4/30/96       2.7
                5/31/96       2.7
                6/30/96       2.7
                7/31/96       2.7
                8/31/96       2.6
                9/30/96       2.7
               10/31/96       2.6
               11/30/96       2.6
               12/31/96       2.6
                1/31/97       2.5
                2/28/97       2.5
                3/31/97       2.5
                4/30/97       2.7
                5/31/97       2.5
                6/30/97       2.4
                7/31/97       2.4
                8/31/97       2.3
                9/30/97       2.2
               10/31/97       2.3
               11/30/97       2.2
               12/31/97       2.2
                1/31/98       2.2
                2/28/98       2.3
                3/31/98       2.1
                4/30/98       2.1
                5/31/98       2.2
                6/30/98       2.2
                7/31/98       2.2
                8/31/98       2.5
                9/30/98       2.5
               10/31/98       2.3
               11/30/98       2.3
               12/31/98       2.4
                1/31/99       2.4
                2/28/99       2.1
                3/31/99       2.1
                4/30/99       2.2
                5/31/99       2.0
                6/30/99       2.1
                7/31/99       2.1
                8/31/99       1.9
                9/30/99       2.0
               10/31/99       2.1
               11/30/99       2.1
               12/31/99       1.9
              1/31/2000       2.0
              2/29/2000       2.2
              3/31/2000       2.4
              4/30/2000       2.3
              5/31/2000       2.4
              6/30/2000       2.5
              7/31/2000       2.5
              8/31/2000       2.6
              9/30/2000       2.6
             10/31/2000       2.5
             11/30/2000       2.6
             12/31/2000       2.6
              1/31/2001       2.6
              2/28/2001       2.7
              3/31/2001       2.7
              4/30/2001       2.6
              5/31/2001       2.5
              6/30/2001       2.7
              7/31/2001       2.7
              8/31/2001       2.7
              9/30/2001       2.6
             10/31/2001       2.6
             11/30/2001       2.8
             12/31/2001       2.7
              1/31/2002       2.6
              2/28/2002       2.6
              3/31/2002       2.4
              4/30/2002       2.5
              5/31/2002       2.5
              6/30/2002       2.3
              7/31/2002       2.2
              8/31/2002       2.4
              9/30/2002       2.2
             10/31/2002       2.2
             11/30/2002       2.0
             12/31/2002       1.9
              1/31/2003       1.9
              2/28/2003       1.7
              3/31/2003       1.7
              4/30/2003       1.5
              5/31/2003       1.6
              6/30/2003       1.5
              7/31/2003       1.5
              8/31/2003       1.3
              9/30/2003       1.2
             10/31/2003       1.3
             11/30/2003       1.1
             12/31/2003       1.1

SOURCE: BLOOMBERG

     California municipal-bond prices dropped slightly and yields rose after Standard & Poor's cut the credit rating of California General Obligation bonds, or "GOs", from single-A to triple-B-rating, based on the state's budgetary problems. Meanwhile, local municipalities issued record amounts of new bonds to restructure their debt at lower interest rates.

FUND PERFORMANCE

     For the year, Phoenix-Kayne California Intermediate Tax-Free Bond Fund slightly underperformed its benchmark, the S&P California Municipal Index(1). The Fund returned 4.25% while index returned 5.13%, but the Fund took on significantly less duration risk. The Fund was among the top-five performing California intermediate-term bond funds for 2003 (THE WALL STREET JOURNAL ONLINE, January 2, 2004). All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

     The Fund profited by having a lower allocation than the index to the state GOs, and by focusing on local issues, critical infrastructure, and essential services. The Fund also benefited by having a higher allocation than the index to higher coupon, callable issues, which provide a high level of cash flow and help to lower the Fund's overall duration risk.

SUMMARY

     With rates likely to remain at historically low levels, we believe that the Phoenix-Kayne California Intermediate Tax Free Bond Fund offers steady tax-free income with total returns that have exceeded taxable bonds on a tax-adjusted basis. We believe our concentration in high-quality intermediate-term municipal bonds with a focus on local issues and essential services, is the best strategy to maintain the Fund's value while generating significant tax-adjusted income.

(1) THE S&P CALIFORNIA MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF ALL CALIFORNIA MUNICIPAL BONDS IN THE STANDARD & POOR'S INVESTOR TOOLS MUNICIPAL BOND UNIVERSE.

THE INDEXES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/03

                                                                               INCEPTION     INCEPTION
                                                          1 YEAR    5 YEAR    TO 12/31/03       DATE
                                                          ------    ------    -----------    ---------
       Class X Shares at NAV(2)                             4.25%     4.91%       4.62%       10/28/96
       S&P California Municipal Bond Index(4)               5.13      5.53        5.72        10/31/96
       Lehman Brothers Aggregate Bond Index(5)              4.10      6.62        7.40        10/28/96

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) This chart illustrates NAV returns on Class X shares since inception.
(4) The S&P California Municipal Bond Index is an unmanaged index comprised of all California bonds in the S&P/Investortools Municipal Bond Index universe. This Index has replaced the Lehman Brothers 5-Year Municipal Bond Index as it more specifically reflects the performance of the market sector in which the fund invests. Prior to January 1, 1999, the S&P California Municipal Bond Index is linked to the Lehman Brothers 5-Year Municipal Bond Index.
(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Because the fund holds a limited number of securities, it will be impacted by each security's performance more than a fund with a large number of holdings.

Some interest generated by bonds in the fund may be subject to the federal alternative minimum tax.

GROWTH OF $10,000                                        PERIODS ENDING 12/31/03

[CHART]

                   PHOENIX-KAYNE CALIFORNIA INTERMEDIATE   S&P CALIFORNIA MUNICIPAL   LEHMAN BROTHERS AGGREGATE
                   TAX-FREE BOND FUND CLASS X(3)           BOND INDEX(4)              BOND INDEX(5)
        10/28/96                               $  10,000                  $  10,000                   $  10,000
        12/31/96                               $  10,002                  $  10,111                   $  10,162
        12/31/97                               $  10,428                  $  10,756                   $  11,143
        12/31/98                               $  10,883                  $  11,384                   $  12,111
        12/31/99                               $  10,833                  $  11,049                   $  12,011
      12/29/2000                               $  11,936                  $  12,476                   $  13,408
      12/31/2001                               $  12,445                  $  13,062                   $  14,540
      12/31/2002                               $  13,266                  $  14,170                   $  16,032
      12/31/2003                               $  13,830                  $  14,897                   $  16,690

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares do not include the effect of any sales charge. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                       12/31/03

As a percentage of bond holdings

[CHART]

Water and Sewer Revenue                 18.7%
General Obligation                      18.3%
Transportation Revenue                  17.1%
General Revenue                         14.8%
Municipal Utility District Revenue      10.8%
Single Family Housing Revenue            8.2%
Veteran Revenue                          4.9%
Other                                    7.2%

                        See Notes to Financial Statements

TEN LARGEST HOLDINGS AT DECEMBER 31, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Oakland, California Port Authority,
        5.60%, 11/1/19 (MBIA Insured)                           2.8%
        TRANSPORTATION MUNICIPAL SECURITY

    2.  Mountain View, California Shoreline
        Regional Park, 5.50%, 8/1/21(MBIA Insured)              2.8%
        WATER AND SEWER MUNICIPAL SECURITY

    3.  Oakland, California Series B,
        5.875%, 6/15/19 (FSA Insured)                           2.8%
        GENERAL OBLIGATION MUNICIPAL SECURITY

    4.  San Jose-Santa Clara, California
        Water Financing Authority,
        5.375%, 11/15/15 (FGIC Insured)                         2.7%
        WATER AND SEWER MUNICIPAL SECURITY

    5.  San Francisco, California City & County
        Airport, 5.375%, 5/1/17 (MBIA Insured)                  2.7%
        TRANSPORTATION MUNICIPAL SECURITY

    6.  Northern California Public Power Agency,
        5.00%, 7/1/15 (MBIA Insured)                            2.7%
        MUNICIPAL UTILITY DISTRICT MUNICIPAL REVENUE

    7.  Redlands California Financing Authority
        Wastewater Revenue Refunding Ser A,
        5.00%, 9/1/17 (FSA Insured)                             2.7%
        WATER AND SEWER MUNICIPAL REVENUE

    8.  San Diego County California Certificates
        of Participation, 5.25%, 11/1/15                        2.7%
        GENERAL OBLIGATION MUNICIPAL SECURITY

    9.  San Francisco, California Port Authority,
        5.90%, 7/1/09                                           2.6%
        TRANSPORTATION MUNICIPAL SECURITY

   10.  California State for previous AMT-Veterans,
        5.375%, 12/1/16 (MBIA Insured)                          2.6%
        VETERAN MUNICIPAL SECURITY

                        INVESTMENTS AT DECEMBER 31, 2003

                                                             STANDARD
                                                             & POOR'S       PAR
                                                              RATING       VALUE
                                                            (UNAUDITED)    (000)        VALUE
                                                            -----------   --------   ------------
MUNICIPAL TAX-EXEMPT BONDS--99.9%

EDUCATION REVENUE--2.1%
California Educational Facilities Authority,
5.375%, 10/1/16 (CONNIE LEE Insured)                            AAA       $    250   $    273,275

University California Revenues, 5.00%,
5/15/10 (AMBAC Insured)                                         AAA            500        565,825
                                                                                     ------------
                                                                                          839,100
                                                                                     ------------

GENERAL OBLIGATION--18.3%
Brea Olinda California Unified School
District, 6.00%, 8/1/15 (FGIC Insured)                          AAA            150        182,385

Brentwood Union School District,
7.30%, 8/1/07 (FGIC Insured)                                    AAA            155        182,985

California State, 5.375%, 3/1/06,
Prerefunded                                                     BBB            100        102,661

California State, 5.375%, 3/1/06,
Prerefunded                                                     BBB              5          5,133

California State, 5.375%, 3/1/06,
Unrefunded                                                      BBB       $     45   $     46,126

California State, 5.25%, 11/1/09                                BBB            200        220,376
California State, 5.25%, 6/1/16                                 BBB            250        260,407

California State, 5.50%, 4/1/10
(MBIA Insured)                                                  AAA            200        229,092

California State, 6.25%, 4/1/08                                 BBB            825        927,374

Fremont California Unified School District,
5.25%, 9/1/15                                                   AA             200        220,104

Long Beach Unified School District, 5.375%,
8/1/16 (MBIA Insured)                                         Aaa(c)           300        332,472

Los Angeles California Unified School District,
5.00%, 7/1/14 (FSA Insured)                                     AAA            500        555,830

                        See Notes to Financial Statements

                                                             STANDARD
                                                             & POOR'S       PAR
                                                              RATING       VALUE
                                                            (UNAUDITED)    (000)        VALUE
                                                            -----------   --------   ------------
GENERAL OBLIGATION--CONTINUED
Oakland, California Series B, 5.875%,
6/15/19 (FSA Insured)                                           AAA       $  1,000   $  1,086,880

Oakland Unified School District, 5.00%,
8/1/16 (FSA Insured)                                            AAA            400        428,712

Oakland Unified School District Alameda
County, 5.00%, 8/1/15 (FSA Insured)                             AAA            765        824,823

Petaluma California School, 0.00%, 8/1/20
(FGIC Insured)                                                  AAA          1,000        381,380

San Diego County California Ctfs Partner,
5.25%, 11/1/15 (AMBAC Insured)                                  AAA            960      1,064,304

Torrance California Certificates of Participation,
5.50%, 4/1/12 (AMBAC Insured)                                   AAA            125        134,150
                                                                                     ------------
                                                                                        7,185,194
                                                                                     ------------

GENERAL REVENUE--14.8%
ABAG Financing Authority for Nonprofit
Corporations, 4.7%, 10/1/14                                    A3(c)           475        498,565

California State Public Works Board Lease,
5.25%, 12/1/04 (MBIA Insured)                                   AAA            300        306,870

California State Public Works Board Lease
Revenue Refunding for the Franchise
Tax Board, 5.50%, 9/1/09                                       BBB-            510        564,356

California State Public Works Board Lease
Revenue Refunding for the
California Community Colleges Ser. A,
5.25%, 12/1/13                                                 BBB-            290        306,776

California State Public Works Board Lease
Revenue, 5.50%, 6/1/15 (MBIA-IBC Insured)                       AAA            300        345,624

California State Public Works Board Lease
Revenue Refunding for the California
Highway Patrol, 5.25%, 11/1/20                                  BBB            500        509,265

Contra Costa County California Home,
7.50%, 5/1/14 (GNMA COLL Insured)(b)                            AAA            500        675,050

Los Angeles California State Building
Authority, 5.375%, 5/1/06                                      BBB-            200        214,088

Los Angeles Convention & Exhibit Center,
9.00%, 12/1/20                                                  AAA       $    150   $    171,297

Los Angeles County California Public Works
Financing Authority, 5.50%,
10/1/18 (FSA Insured)                                           AAA            450        522,391

Ontario California Redevelopment Fianncing
Authority, 6.9%, 8/1/10 (MBIA Insured)                          AAA             70         85,885

Pleasanton Joint Powers Financing,
6.15%, 9/2/12                                                  Baa1(c)         500        513,965

Riverside County California Redevelopment
Agency Tax Allocation, 5.25%, 10/1/17
(AMBAC Insured)                                                 AAA            250        274,497

San Jose, California Financing Authority,
5.00%, 9/1/16 (MBIA Insured)                                    AAA            350        376,684

Santa Barbara, California Redevelopment
Agency, 4.60%, 3/1/14 (FSA Insured)                             AAA            250        266,608

Stockton California, 5.60%, 3/20/28
(GNMA COLL Insured)                                             AAA            200        203,566
                                                                                     ------------
                                                                                        5,835,487
                                                                                     ------------

MEDICAL REVENUE--4.3%
California Health Facilities Financing
Authority, 6.25%, 10/1/13 (MBIA Insured)                        AAA          1,000      1,005,250

California Statewide Communities
Development Authority Certf. Partn.,
1.14%, 8/15/27 (AMBAC Insured)(e)                               AAA            700        700,000
                                                                                     ------------
                                                                                        1,705,250
                                                                                     ------------

MULTI-FAMILY HOUSING--0.7%
Menlo Park Community Development Agency
Multifamily Revenue, 5.375%,
6/1/16 (AMBAC Insured)                                          AAA            250        272,350

MUNICIPAL UTILITY DISTRICT REVENUE--10.8%
Los Angeles, California Water & Power
Revenue, 4.50%, 7/1/13                                          AA-            700        716,527

Los Angeles, California Water & Power
Revenue, 5.25%, 7/1/18                                          AA-            300        315,390

                        See Notes to Financial Statements

                                                             STANDARD
                                                             & POOR'S       PAR
                                                              RATING       VALUE
                                                            (UNAUDITED)     (000)       VALUE
                                                            -----------   --------   ------------
MUNICIPAL UTILITY DISTRICT REVENUE--CONTINUED
Northern California Public Power Agency,
5.00%, 7/1/15 (MBIA Insured)                                    AAA       $  1,000   $  1,072,920

Pasadena California Electric, 5.00%, 6/1/17
(MBIA Insured)                                                  AAA            300        322,551

Sacramento California Municipal Utility Ditrict,
5.25%, 8/15/10 (MBIA Insured)                                   AAA            500        572,450

Sacramento California Municipal
Utility Revenue,
5.10%, 7/1/13 (AMBAC Insured)                                   AAA            500        549,655

Southern California Public Power Authority Tr.,
5.00%, 7/1/12 (FSA Insured)                                     AAA            635        712,832
                                                                                     ------------
                                                                                        4,262,325
                                                                                     ------------

SINGLE FAMILY HOUSING REVENUE--8.2%
California Housing Finance Agency,
5.85%, 8/1/16
(MBIA FHA/VA/CAHLIF MTGS Insured)                               AAA            500        534,575

California Housing Finance Agency, 5.90%,
8/1/17 (MBIA FHA/VA GTD CAHLIF Insured)                         AAA            800        832,416

California Housing Finance Agency, 5.95%,
8/1/14 (MBIA FHA/VA/CAHLIF MTGS Insured)                        AAA            960      1,002,317

California Housing Finance Agency Revenue,
1.50%, 2/1/31(e)                                                AA-            600        600,000

Cypress California Single Family Residential
Mortgage Revenue, 7.25%, 1/1/12
(PRIV MTGS Insured)(b)                                        AAA(d)           200        258,154
                                                                                     ------------
                                                                                        3,227,462
                                                                                     ------------

TRANSPORTATION REVENUE--17.1%
Alameda Corridor Transition Authority, 5.125%,
10/1/17 (MBIA Insured)                                          AAA            125        134,531

Foothill/Eastern Corridor Agency California Toll
Road, 0.00%, 1/1/07(b)                                          AAA            200        214,746

Foothill/Eastern Corridor Agency California Toll
Road, 0.00%, 1/1/08(b)                                          AAA            200        221,458

Foothill/Eastern Corridor Agency California Toll
Road, 0.00%, 1/1/11                                             AAA            550        642,901

Oakland, California Port Authority, 5.60%,
11/1/19 (MBIA Insured)                                          AAA       $  1,000   $  1,104,070

San Francisco, California Bay Area Rapid
Transit, 5.50%, 7/1/15 (FGIC Insured)                           AAA            190        203,454

San Francisco, California City & County Airport,
5.375%, 5/1/17 (MBIA Insured)                                   AAA          1,000      1,077,560

San Francisco California Bay Area,
5.25%, 7/1/17                                                   AA-            500        542,700

San Francisco California City and County,
5.5%, 6/15/12                                                   AA             500        560,465

San Francisco, California Port Authority,
5.90%, 7/1/09                                                   A-           1,000      1,040,580

San Mateo County Transit District, 5.00%,
6/1/14 (MBIA Insured)                                           AAA            400        433,676

Santa Clara Valley, California Transportation
Authority, 5.00%, 6/1/17 (MBIA Insured)                         AAA            500        533,725
                                                                                     ------------
                                                                                        6,709,866
                                                                                     ------------

VETERAN REVENUE--4.9%
California State for Previous AMT-Veterans,
5.375%, 12/1/16                                                  A           1,000      1,013,250

California State Veteran Bonds,
5.15%, 12/1/14                                                   A             895        922,951
                                                                                     ------------
                                                                                        1,936,201
                                                                                     ------------

WATER & SEWER REVENUE--18.7%
California State Department of Water,
5.125%, 12/1/15                                                 AA             200        218,666

California State Department of Water Resources,
Central Valley Project Revenue Ser. T,
5.125%, 12/1/12                                                 AA             250        276,448

California State Department of Water
Resources,  Central Valley Project, 5.50%,
12/1/13 (FSA-CR Insured)                                        AAA            400        468,276

Irvine Ranch California Water District,
1.14%, 6/1/15(e)                                                AAA            900        900,000

                        See Notes to Financial Statements

                                                             STANDARD
                                                             & POOR'S       PAR
                                                              RATING       VALUE
                                                            (UNAUDITED)     (000)       VALUE
                                                            -----------   --------   ------------
WATER & SEWER REVENUE--CONTINUED
Los Angeles California Wastewater System,
5.00%, 6/1/08 (FSA Insured)                                     AAA       $    375   $    420,330

Los Angeles, California Wastewater System,
5.00%, 6/1/14 (FGIC Insured)                                    AAA            700        754,432

Metropolitan Water District of Southern
California, 5.00%, 7/1/13                                       AA             200        217,880

Mountain View, California Shoreline Regional
Park, 5.50%, 8/1/21 (MBIA Insured)                              AAA          1,000      1,090,060

Redlands California Financing Authority
Wastewater Revenue Refunding Ser A,
5.00%, 9/1/17 (FSA Insured)                                     AAA          1,000      1,071,880

San Diego California Sewer Ser A Public
Facility Financing Authority,
5.00%, 5/15/13 (AMBAC Insured)                                  AAA            300        306,714

San Jose-Santa Clara, California Water
Financing Authority, 5.375%,
11/15/15 (FGIC Insured)                                         AAA       $  1,000   $  1,080,650

Westlands Water District Revenue
Certificates of Participation, 5.250%,
9/1/14 (MBIA Insured)                                           AAA            500        564,520
                                                                                     ------------
                                                                                        7,369,856
                                                                                     ------------

TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $36,775,447)                                                          39,343,091

TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $37,675,447)                                                        $ 39,343,091(a)

Other assets and liabilities, net--0.1%                                                    25,158
                                                                                     ------------
NET ASSETS--100.0%                                                                   $ 39,368,249
                                                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,698,833 and gross depreciation of $31,189 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $37,675,447.
(b) Escrowed to Maturity. At December 31, 2003, the concentration of the Fund's investments by state or territory, determined as a percentage of net assets, is as follows: California 100%. At December 31, 2003, 67% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FSA, 16% and MBIA, 30%.
(c) Rated by Moody's.
(d) Rating provided by adviser.
(e) Variable rate security, interest rate reflects the rate currently in effect.

                        See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS
Investments in securities, at value
  (Identified cost $37,675,447)                                                    $    39,343,091
Cash                                                                                       150,901
Receivables
   Interest                                                                                475,908
Prepaid expenses                                                                             6,813
                                                                                   ---------------
    Total Assets                                                                        39,976,713
                                                                                   ---------------

LIABILITIES
Payables
   Securities purchased                                                                    544,589
   Fund shares repurchased                                                                   1,526
   Distributions to shareholders                                                             4,945
   Investment advisory fee                                                                   8,479
   Administration fee                                                                        5,013
   Financial agent fee                                                                       4,948
   Transfer agent fee                                                                        3,330
   Trustees' fee                                                                             2,033
Accrued expenses                                                                            33,601
                                                                                   ---------------
    Total liabilities                                                                      608,464
                                                                                   ---------------
NET ASSETS                                                                         $    39,368,249
                                                                                   ===============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                                   $    37,568,281
Undistributed net investment income                                                          5,176
Accumulated net realized gain                                                              127,148
Net unrealized appreciation                                                              1,667,644
                                                                                   ---------------
NET ASSETS                                                                         $    39,368,249
                                                                                   ===============

NUMBER OF SHARES ISSUED AND OUTSTANDING
  (unlimited shares authorized no par value)                                             3,592,934
                                                                                   ===============
NET ASSET VALUE PER SHARE                                                          $         10.96
                                                                                   ===============

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Interest                                                                           $     1,624,319
                                                                                   ---------------
    Total investment income                                                              1,624,319
                                                                                   ---------------

EXPENSES
Investments advisory fee                                                                   181,533
Administration fee                                                                          29,999
Financial agent fee                                                                         48,255
Transfer agent                                                                              14,501
Trustees                                                                                    14,063
Custodian                                                                                   10,077
Professional                                                                                28,598
Registration                                                                                19,869
Printing                                                                                     8,673
Miscellaneous                                                                               18,533
                                                                                   ---------------
    Total expenses                                                                         374,101
    Less: expenses borne by investment adviser                                            (100,802)
    Less: custodian fees paid indirectly                                                    (1,000)
                                                                                   ---------------
    Net expenses                                                                           272,299
                                                                                   ---------------
NET INVESTMENT INCOME                                                                    1,352,020
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                                           179,694
Net change in unrealized appreciation (depreciation) on
  investments                                                                              (17,141)
                                                                                   ---------------
NET LOSS ON INVESTMENTS                                                                    162,553
                                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     1,514,573
                                                                                   ===============

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED       YEAR ENDED
                                                                                     12/31/03         12/31/02
                                                                                   -------------    -------------
FROM OPERATIONS
   Net investment income (loss)                                                    $   1,352,020    $   1,352,775
   Net realized gain (loss)                                                              179,694          174,298
   Net change in unrealized appreciation (depreciation)                                  (17,141)         572,903
                                                                                   -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     1,514,573        2,099,976
                                                                                   -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                              (1,360,391)      (1,351,420)
   Net realized long-term gains                                                          (52,546)        (151,744)
                                                                                   -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUITIONS TO SHAREHOLDERS                         (1,412,937)      (1,503,164)
                                                                                   -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (864,287 and 823,861 shares, respectively)            9,441,863        8,986,927
   Net asset value of shares issued on reinvestment of distributions
     (67,285 and 44,676 shares, respectively)                                            737,267          486,832
   Cost of shares repurchased (384,895 and 1,027,079 shares, respectively)            (4,219,993)     (11,184,822)
                                                                                   -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           5,959,137       (1,711,063)
                                                                                   -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                               6,060,773       (1,114,251)

NET ASSETS
   Beginning of period                                                                33,307,476       34,421,727
                                                                                   -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $5,176 AND $13,498, RESPECTIVELY]                                             $  39,368,249    $  33,307,476
                                                                                   =============    =============

                        See Notes to Financial Statements

PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS X
                                                ----------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                ----------------------------------------------------------
                                                  2003          2002       2001       2000          1999
Net asset value, beginning of period            $  10.93      $  10.74   $  10.83   $  10.29      $  10.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.41          0.46       0.47       0.49          0.44
   Net realized and unrealized gain (loss)          0.04          0.24      (0.02)      0.54         (0.48)
                                                --------      --------   --------   --------      --------
      TOTAL FROM INVESTMENT OPERATIONS              0.45          0.70       0.45       1.03         (0.04)
                                                --------      --------   --------   --------      --------

LESS DISTRIBUTIONS:
   From net investment income                      (0.41)        (0.46)     (0.47)     (0.49)        (0.44)
   From net realized gains                         (0.01)        (0.05)     (0.07)        --            --
                                                --------      --------   --------   --------      --------
      TOTAL DISTRIBUTIONS                          (0.42)        (0.51)     (0.54)     (0.49)        (0.44)
                                                --------      --------   --------   --------      --------
Change in net asset value                           0.03          0.19      (0.09)      0.54         (0.48)
                                                --------      --------   --------   --------      --------
NET ASSET VALUE, END OF PERIOD                  $  10.96      $  10.93   $  10.74   $  10.83      $  10.29
                                                ========      ========   ========   ========      ========
Total return                                        4.25%         6.60%      4.26%     10.18%        (0.44)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $ 39,368      $ 33,307   $ 34,422   $ 31,353      $ 41,862

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Operating expenses(1)                            0.75%(2)      0.75%      0.75%      0.75%(2)      0.75%(2)
   Net investment income (loss)                     3.72%         4.18%      4.38%      4.63%         4.14%
Portfolio turnover rate                               33%           21%        61%        33%           65%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.03%, 0.98%, 0.85%, 0.96% and 1.37% for the period ended December 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 0.74% and 0.71% for the period ended December 31, 2000 and 1999, respectively. The ratio would not significantly differ for the year ended December 31, 2003.

                        See Notes to Financial Statements

PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND COMMENTARY

INVESTMENT OBJECTIVES

     Phoenix-Kayne Intermediate Total Return Bond Fund has an investment objective of maximizing total return (mainly through current income, with capital appreciation as a secondary factor). There is no guarantee that the Fund will achieve its objective.

MARKET OVERVIEW

     The year 2003 proved volatile for the fixed-income markets. In May, the volatility became dramatic as bonds rallied on comments from the Federal Reserve governors concerning the use of "unconventional" measures--purchases of long-term government securities--to bring rates down on the long-end of the yield curve. Bonds then rapidly switched course and sold off in mid-July when Federal Reserve Chairman Alan Greenspan stated that he thought that the economy would pick up without the central bank resorting to such alternative measures.

     Investors switched from bonds to stocks to take advantage of the perceived accelerating economy and bond prices dropped. Positive economic news also brought on fears of inflation, which would trigger higher interest rates and cause a further drop in bond prices. Along with the about-face on the use of unconventional purchases of longer-dated securities, Alan Greenspan in his testimony to Congress down-played deflation and provided a more upbeat assessment of the economy than investors had expected. Such a reverse viewpoint from the Chairman's analysis the month before whipsawed the bond markets. In July, the 30-year Treasury experienced its worst month in history, down over 11%, and the 10-year Treasury note lost more than 7%, its worst month in over 20 years.

     The sell-off in the fixed-income markets was exacerbated when mortgage investors, a significant portion of the fixed-income market, adjusted their portfolios' exposure to rising interest rates. Such reactions to sharp moves in interest rates added energy to the overall volatility in the bond market.

     During September, prices rose again in the bond market and rates dropped as the economy seemed to be moving more sluggishly than first thought, dampening fears of a rate hike. However, by early November, prices fell and the yields rose back up with stronger-than-expected manufacturing reports and positive labor-market news. By the middle of November, bond investors covered their short positions, moving prices up, which fell again later in the month as the buoyant economic data continued to defy expectations. Although the bond market has already priced in a rate increase for mid 2004, the Federal Reserve has committed itself to low rates unless inflation begins to escalate.

     We believe that fears of high inflation may be overblown (See Chart, "Consumer Price Index, Year over Year, January 1993-December 2003") and certain compelling economic factors indicate that inflation may remain tame for some time. Domestic labor markets remain sluggish because of excess capacity in manufacturing, global competition, and gains in productivity. These factors limit pricing power and wage gains.

[CHART]

                      CONSUMER PRICE INDEX, YEAR OVER YEAR
                        JANUARY 1, 1993-DECEMBER 31, 2003

                1/31/93       3.5
                2/28/93       3.6
                3/31/93       3.4
                4/30/93       3.5
                5/31/93       3.4
                6/30/93       3.3
                7/31/93       3.2
                8/31/93       3.3
                9/30/93       3.2
               10/31/93       3.0
               11/30/93       3.1
               12/31/93       3.2
                1/31/94       2.9
                2/28/94       2.8
                3/31/94       2.9
                4/30/94       2.8
                5/31/94       2.8
                6/30/94       2.9
                7/31/94       2.9
                8/31/94       2.9
                9/30/94       3.0
               10/31/94       2.9
               11/30/94       2.8
               12/31/94       2.6
                1/31/95       2.9
                2/28/95       3.0
                3/31/95       3.0
                4/30/95       3.1
                5/31/95       3.1
                6/30/95       3.0
                7/31/95       3.0
                8/31/95       2.9
                9/30/95       2.9
               10/31/95       3.0
               11/30/95       3.0
               12/31/95       3.0
                1/31/96       3.0
                2/29/96       2.9
                3/31/96       2.8
                4/30/96       2.7
                5/31/96       2.7
                6/30/96       2.7
                7/31/96       2.7
                8/31/96       2.6
                9/30/96       2.7
               10/31/96       2.6
               11/30/96       2.6
               12/31/96       2.6
                1/31/97       2.5
                2/28/97       2.5
                3/31/97       2.5
                4/30/97       2.7
                5/31/97       2.5
                6/30/97       2.4
                7/31/97       2.4
                8/31/97       2.3
                9/30/97       2.2
               10/31/97       2.3
               11/30/97       2.2
               12/31/97       2.2
                1/31/98       2.2
                2/28/98       2.3
                3/31/98       2.1
                4/30/98       2.1
                5/31/98       2.2
                6/30/98       2.2
                7/31/98       2.2
                8/31/98       2.5
                9/30/98       2.5
               10/31/98       2.3
               11/30/98       2.3
               12/31/98       2.4
                1/31/99       2.4
                2/28/99       2.1
                3/31/99       2.1
                4/30/99       2.2
                5/31/99       2.0
                6/30/99       2.1
                7/31/99       2.1
                8/31/99       1.9
                9/30/99       2.0
               10/31/99       2.1
               11/30/99       2.1
               12/31/99       1.9
              1/31/2000       2.0
              2/29/2000       2.2
              3/31/2000       2.4
              4/30/2000       2.3
              5/31/2000       2.4
              6/30/2000       2.5
              7/31/2000       2.5
              8/31/2000       2.6
              9/30/2000       2.6
             10/31/2000       2.5
             11/30/2000       2.6
             12/31/2000       2.6
              1/31/2001       2.6
              2/28/2001       2.7
              3/31/2001       2.7
              4/30/2001       2.6
              5/31/2001       2.5
              6/30/2001       2.7
              7/31/2001       2.7
              8/31/2001       2.7
              9/30/2001       2.6
             10/31/2001       2.6
             11/30/2001       2.8
             12/31/2001       2.7
              1/31/2002       2.6
              2/28/2002       2.6
              3/31/2002       2.4
              4/30/2002       2.5
              5/31/2002       2.5
              6/30/2002       2.3
              7/31/2002       2.2
              8/31/2002       2.4
              9/30/2002       2.2
             10/31/2002       2.2
             11/30/2002       2.0
             12/31/2002       1.9
              1/31/2003       1.9
              2/28/2003       1.7
              3/31/2003       1.7
              4/30/2003       1.5
              5/31/2003       1.6
              6/30/2003       1.5
              7/31/2003       1.5
              8/31/2003       1.3
              9/30/2003       1.2
             10/31/2003       1.3
             11/30/2003       1.1
             12/31/2003       1.1

SOURCE: BLOOMBERG

     Despite the apparent economic expansion, we believe sufficient slack exists in the economy to keep inflation relatively low and, therefore, not put pressure on the bond market.

FUND PERFORMANCE

     During the year, the Phoenix-Kayne Intermediate Total Return Bond Fund underperformed the benchmark Lehman Brothers Intermediate Government/Credit Index(1). The fund returned 2.74% while the index returned 4.31%. Performance of the Fund was driven largely by shifts in credit quality, the yield curve, and duration. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

     The strong performance of low credit-quality issues negatively affected the Fund's performance. In 2003, lower quality bonds outperformed higher quality issues (See Chart, "Total Return for Major Asset Classes 2002 & 2003") as investors reached for higher yields. Our Fund's exclusive focus on high-quality issues hurt our performance on a relative basis.

[CHART]

                Total Return for Major Asset Classes 2002 & 2003

                    2002 TOTAL RETURNS   2003 TOTAL RETURNS
  Aaa                             10.2%                 2.8%
  Aa                              13.3%                 4.6%
  A                               11.0%                 6.3%
  Baa                              8.7%                11.7%
  U.S. Treasury                   11.8%                 2.2%
  U.S. Agency                     11.0%                 2.6%
  U.S. Credit                     10.5%                 7.7%
  ABS                              8.5%                 4.0%
  MBS                              8.7%                 3.1%

SOURCE: LEHMAN BROTHERS; ASSET CLASS BREAKDOWN IS BASED UPON THE LEHMAN AGGREGATE INDEX

SUMMARY

     During 2003, fixed-income investors faced the fluctuating forecasts of a sustained low interest-rate environment punctuated by contradictory economic data. These factors triggered swings in interest rates and bond prices. We believe, however, that bond yields are likely to remain range bound, with inflation not a major concern. We also believe that the best strategy for our investors is to invest in high-quality intermediate-term bonds that provide the majority of returns of the longer-term bond market, while taking on significantly less interest-rate risk.


(1) THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND / CREDIT INDEX MEASURES GOVERNMENT AND CORPORATE BROAD BOND MARKET TOTAL RETURN PERFORMANCE.
THE INDEXES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.
THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/03

                                                                                              INCEPTION     INCEPTION
                                                                         1 YEAR    5 YEAR    TO 12/31/03      DATE
                                                                         ------    ------    -----------    ---------
       Class X Shares at NAV(2)                                            2.74%     5.70%          6.06%    10/28/96
       Lehman Brothers Intermediate Government/Credit Bond Index(4)        4.31      6.65           7.43     10/28/96
       Lehman Brothers Aggregate Bond Index(5)                             4.10      6.62           7.40     10/28/96

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) This chart illustrates NAV returns on Class X shares since inception.
(4) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, commonly used measure of bond market total return performance. It includes securities in the Lehman Brothers Government and the Lehman Brothers Corporate Indexes. The index's performance does not reflect sales charges.
(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Because the fund holds a limited number of securities, it will be impacted by each security's performance more than a fund with a large number of holdings.

GROWTH OF $10,000                                        PERIODS ENDING 12/31/03

[CHART]

                 PHOENIX-KAYNE INTERMEDIATE TOTAL   LEHMAN BROTHERS INTERMEDIATE      LEHMAN BROTHERS AGGREGATE
                 RETURN BOND FUND CLASS X(3)        GOVERNMENT/CREDIT BOND INDEX(4)   BOND INDEX(5)
      10/28/96                          $  10,000                         $  10,000                   $  10,000
      12/31/96                          $  10,020                         $  10,364                   $  10,162
      12/31/97                          $  10,741                         $  11,180                   $  11,143
      12/31/98                          $  11,558                         $  12,123                   $  12,111
      12/31/99                          $  11,484                         $  12,169                   $  12,011
    12/29/2000                          $  12,563                         $  13,400                   $  13,408
    12/31/2001                          $  13,565                         $  14,601                   $  14,540
    12/31/2002                          $  14,846                         $  16,037                   $  16,032
    12/31/2003                          $  15,253                         $  16,728                   $  16,690

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares do not include the effect of any sales charge. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                       12/31/03

[CHART]

As a percentage of bond holdings

U.S. Government And Government Agency Obligations       56.1%
Corporate Bonds                                         43.9%

                        See Notes to Financial Statements

    TEN LARGEST HOLDINGS AT DECEMBER 31, 2003 (AS A PERCENTAGE OF NET ASSETS)

    1.  U.S. Treasury Notes, 5.00%, 8/15/11                     4.8%
        U.S. GOVERNMENT SECURITY

    2.  U.S. Treasury Notes, 7.50%, 2/15/05                     4.4%
        U.S. GOVERNMENT SECURITY

    3.  U.S. Treasury Notes, 6.00%, 8/15/09                     4.3%
        U.S. GOVERNMENT SECURITY

    4.  U.S. Treasury Notes, 6.50%, 2/15/10                     3.9%
        U.S. GOVERNMENT SECURITY

    5.  U.S. Treasury Notes, 6.50%, 10/15/06                    3.7%
        U.S. GOVERNMENT SECURITY

    6.  Daimlerchrysler National Holding Corp.,
        7.20%, 9/1/09                                           3.1%
        CONSUMER FINANCE CORPORATE SECURITY

    7.  Heller Financial, 7.375%, 11/1/09                       2.6%
        DIVERSIFIED FINANCIAL SERVICES CORPORATE SECURITY

    8.  Federal National Mortgage Association,
        6.625%, 11/15/10                                        2.6%
        PASS-THROUGH AGENCY MORTGAGE-BACKED SECURITY

    9.  Conoco Funding Co., 6.35%, 10/15/11                     2.5%
        INTEGRATED OIL PRODUCTS CORPORATE SECURITY

   10.  Citicorp, 6.375%, 11/15/08                              2.5%
        BANK CORPORATE SECURITY

                        INVESTMENTS AT DECEMBER 31, 2003

                                                             STANDARD
                                                             & POOR'S       PAR
                                                              RATING       VALUE
                                                            (UNAUDITED)     (000)       VALUE
                                                            -----------   --------   ------------
CORPORATE BONDS--42.0%

AEROSPACE & DEFENSE--2.8%
Boeing Capital Corp., 5.65%, 5/15/06                             A        $    850   $    908,001
Boeing Capital Corp., 7.10%, 9/27/05                             A             335        362,448
                                                                                     ------------
                                                                                        1,270,449
                                                                                     ------------

BANKS--5.1%
Bank of America Corp., 7.125%, 05/1/06                           A             540        598,180
Citicorp, 6.375%, 11/15/08                                      A+           1,000      1,107,228
Wells Fargo Financial, 6.375%, 8/1/11                           A+             500        558,334
                                                                                     ------------
                                                                                        2,263,742
                                                                                     ------------

BREWERS--2.3%
Anheuser Busch Companies, Inc., 7.10%,
06/15/07                                                        A+           1,000      1,026,048

COMPUTER HARDWARE--1.8%
Hewlett-Packard Co., 7.15%, 6/15/05                             A-             750        806,622

CONSUMER FINANCE--7.3%
Daimlerchrysler National Holding Corp.,
7.20%, 9/1/09                                                   BBB          1,250      1,397,607

Ford Motor Credit Corp., 9.03%, 12/30/09                       BBB-            500        518,185

General Electric Capital Corp.,
4.625%, 9/15/09                                                 AAA            800        832,674

Household Finance Corp., 6.75%, 6/15/12                          A        $    500   $    499,949
                                                                                     ------------
                                                                                        3,248,415
                                                                                     ------------

DIVERSIFIED COMMERCIAL SERVICES--1.4%
International Lease Finance Corp.,
5.75%, 10/15/06                                                 AA-            600        645,950

DIVERSIFIED FINANCIAL SERVICES--5.7%
Bear Stearns Co., 7.80%, 8/15/07                                 A             825        954,751

Goldman Sachs Group. Inc.,
5.25%, 04/1/13                                                  A+             425        431,252

Heller Financial, 7.375%, 11/1/09                               AAA          1,000      1,174,980
                                                                                     ------------
                                                                                        2,560,983
                                                                                     ------------

GENERAL MERCHANDISE STORES--1.1%
Wal-Mart Stores, 4.55%, 5/01/13                                 AA             500        494,795

HOUSEHOLD PRODUCTS--1.5%
Colgate-Palmolive Co., 5.98%, 4/25/12                           AA-            620        681,363

INTEGRATED OIL & GAS--2.5%
Conoco Funding Co., 6.35%, 10/15/11                             A-           1,000      1,122,902

INTEGRATED TELECOMMUNICATION SERVICES--1.2%
SBC Communications, 5.875%, 2/1/12                              A+             500        532,049

                        See Notes to Financial Statements

                                                             STANDARD
                                                             & POOR'S       PAR
                                                              RATING       VALUE
                                                            (UNAUDITED)     (000)       VALUE
                                                            -----------   --------   ------------
PACKAGED FOODS AND MEATS--1.8%
Kraft Foods, Inc., 6.25%, 6/1/12                               BBB+       $    750   $    818,744

PERSONAL PRODUCTS--2.9%
Gillette Co., 4.00%, 6/30/05                                    AA-            260        269,323
Kimberly-Clark Corp., 5.00%, 8/15/13                            AA-          1,000      1,024,092
                                                                                     ------------
                                                                                        1,293,415
                                                                                     ------------

PHARMACEUTICALS--4.6%
Abbott Laboratories, 5.625%, 7/1/06                             AA           1,000      1,079,267
Merk & Co., Inc., 4.375%, 2/15/13                               AAA          1,000        986,192
                                                                                     ------------
                                                                                        2,065,459
                                                                                     ------------

TOTAL CORPORATE BONDS
(IDENTIFIED COST $17,952,701)                                                          18,830,936
                                                                                     ------------

U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS--53.7%

OTHER AGENCY MORTGAGE-BACKED--4.1%
Federal Home Loan Mortgage Corp.,
7.00%, 4/1/16                                                   AAA             89         94,723

Federal Home Loan Mortgage Corp.,
7.50%, 7/1/09                                                   AAA             66         70,663

Federal Home Loan Mortgage Corp.,
7.50%, 4/1/14                                                   AAA            140        150,922

Federal Home Loan Mortgage Corp., MTN,
5.125%, 2/20/13                                                 AAA            500        502,353

Federal Home Loan Mortgage Corp., MTN,
6.00%, 5/25/12                                                  AAA          1,000      1,016,893
                                                                                     ------------
                                                                                        1,835,554
                                                                                     ------------

PASS-THROUGH AGENCY MBS, FNMA--2.9%
Federal National Mortgage Association,
6.625%, 11/15/10                                                AAA          1,000      1,150,590

Federal National Mortgage Association,
7.00%, 5/1/14                                                   AAA            109        116,122

Federal National Mortgage Association,
8.00%, 1/1/15                                                   AAA             29         31,126
                                                                                     ------------
                                                                                        1,297,838
                                                                                     ------------

PASS-THROUGH AGENCY MBS, GNMA--4.3%
Government National Mortgage Association,
6.00%, 8/15/31                                                  AAA       $    933   $    970,787

Government National Mortgage Association,
7.00%, 7/20/13                                                  AAA            206        220,855

Government National Mortgage Association,
8.00%, 11/15/21                                                 AAA              2          2,232

Government National Mortgage Association,
8.00%, 7/15/23                                                  AAA             87         95,107

Government National Mortgage Association,
8.00%, 7/15/23                                                  AAA             48         52,766

Government National Mortgage Association,
8.00%, 7/20/26                                                  AAA            195        211,383

Government National Mortgage Association,
8.00%, 9/15/26                                                  AAA             19         20,878

Government National Mortgage Association,
8.00%, 11/15/26                                                 AAA             11         12,055

Government National Mortgage Association,
8.00%, 9/20/27                                                  AAA            113        122,755

Government National Mortgage Association,
8.50%, 12/15/22                                                 AAA              3          2,925

Government National Mortgage Association,
8.50%, 8/15/24                                                  AAA            174        191,429

Government National Mortgage Association,
8.50%, 8/15/25                                                  AAA             27         30,142

Government National Mortgage Association,
8.50%, 6/15/26                                                  AAA              6          6,346
                                                                                     ------------
                                                                                        1,939,660
                                                                                     ------------

U.S. AGENCY (NON-MBS)--15.3%
Federal Farm Credit Bank, 5.85%, 5/14/08                        AAA            250        254,657
Federal Farm Credit Bank, 6.48%, 4/4/12                         AAA          1,000      1,053,126
Federal Home Loan Bank, 5.15%, 1/28/13                          AAA            345        348,963
Federal Home Loan Bank, 5.20%, 10/22/08                         AAA            195        201,526
Federal Home Loan Bank, 5.85%, 2/13/09                          AAA            250        251,356
Federal Home Loan Bank, 5.925%, 4/9/08                          AAA          1,000      1,105,629
Federal Home Loan Bank, 6.35%, 2/13/12                          AAA          1,000      1,005,270

                        See Notes to Financial Statements

                                                             STANDARD
                                                             & POOR'S       PAR
                                                              RATING       VALUE
                                                            (UNAUDITED)     (000)       VALUE
                                                            -----------   --------   ------------
Federal Home Loan Bank, 6.40%, 1/26/11                          AAA       $    250   $    250,755
Federal Home Loan Bank, 7.80%, 2/11/10                          AAA            350        373,452

Federal National Mortgage Association,
3.00%, 11/01/05                                                 AAA            125        127,047

Federal National Mortgage Association,
6.00%, 5/16/11                                                  AAA            875        939,279

Federal National Mortgage Association,
6.20%, 2/27/12                                                  AAA            116        116,809

Federal National Mortgage Association,
6.20%, 5/3/12                                                   AAA            500        525,285

Federal National Mortgage Association,
6.25%, 2/17/11                                                  AAA            275        276,533
                                                                                     ------------
                                                                                        6,829,687
                                                                                     ------------

U.S. TREASURY BONDS--1.2%
U.S. Treasury Bonds, 7.875%, 11/15/04                           AAA            500        528,770

U.S. TREASURY NOTES--25.9%
U.S. Treasury Notes, 4.875%, 2/15/12                            AAA          1,000      1,059,376
U.S. Treasury Notes, 5.00%, 8/15/11                             AAA          2,000      2,140,938
U.S. Treasury Notes, 5.625%, 5/15/08                            AAA            987      1,093,642
U.S. Treasury Notes, 6.00%, 8/15/09                             AAA          1,700      1,926,114
U.S. Treasury Notes, 6.50%, 10/15/06                            AAA          1,500      1,671,270
U.S. Treasury Notes, 6.50%, 2/15/10                             AAA          1,500      1,743,516
U.S. Treasury Notes, 7.50%, 2/15/05                             AAA          1,830      1,956,885
                                                                                     ------------
                                                                                       11,591,741
                                                                                     ------------

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $23,204,101)                                                          24,023,250
                                                                                     ------------

SHORT-TERM OBLIGATIONS--2.2%

U.S. GOVERNMENT AGENCY--2.2%
Federal Home Loan Bank., 0.88%, 1/9/04                          AAA       $  1,000   $    999,780

TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $999,780)                                                                999,780

TOTAL INVESTMENTS--97.9%
(IDENTIFIED COST $42,156,582)                                                        $ 43,853,966(a)

Other assets and liabilities, net--2.1%                                                   943,270
                                                                                     ------------
NET ASSETS--100.0%                                                                   $ 44,797,236
                                                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,928,993 and gross depreciation of $231,609 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $42,156,582.

                        See Notes to Financial Statements

PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS
Investments securities at value
  (Identified cost $42,156,582)                                                    $    43,853,966
Cash                                                                                       403,717
Receivables:
   Dividends and interest                                                                  610,369
Prepaid expenses                                                                             7,355
                                                                                   ---------------
    Total Assets                                                                        44,875,407
                                                                                   ---------------

LIABILITIES
Payables
   Fund shares repurchased                                                                  12,000
   Investment advisory fee                                                                  18,989
   Administration fee                                                                        5,393
   Professional fee                                                                         24,984
   Transfer agent fee                                                                        3,226
   Financial agent fee                                                                       3,204
   Trustees' fee                                                                             2,031
Accrued expenses                                                                             8,344
                                                                                   ---------------
    Total liabilities                                                                       78,171
                                                                                   ---------------
NET ASSETS                                                                         $    44,797,236
                                                                                   ===============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                                   $    43,005,115
Undistributed net investment income                                                         11,668
Accumulated net realized gain                                                               83,069
Net unrealized appreciation                                                              1,697,384
                                                                                   ---------------
NET ASSETS                                                                         $    44,797,236
                                                                                   ===============

NUMBER OF SHARES ISSUED AND OUTSTANDING
  (unlimited shares authorized no par value)                                             4,039,995
                                                                                   ===============
NET ASSET VALUE PER SHARE                                                          $         11.09
                                                                                   ===============

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Interest                                                                           $     2,271,086
                                                                                   ---------------
    Total investment income                                                              2,271,086
                                                                                   ---------------
EXPENSES
Investment advisory fee                                                                    217,554
Administration                                                                              31,755
Financial agent fee                                                                         41,501
Professional                                                                                27,135
Registration                                                                                20,367
Custody fees                                                                                14,678
Trustees                                                                                    14,063
Transfer agent fees                                                                         13,952
Printing                                                                                     8,537
Miscellaneous                                                                               18,542
                                                                                   ---------------
    Total expenses                                                                         408,084
                                                                                   ---------------
NET INVESTMENT INCOME                                                                    1,863,002
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                                           267,833
Net change in unrealized appreciation (depreciation) on
  investments                                                                             (960,845)
                                                                                   ---------------
NET LOSS ON INVESTMENTS                                                                   (693,012)
                                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     1,169,990
                                                                                   ===============

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED      YEAR ENDED
                                                                                      12/31/03        12/31/02
                                                                                   -------------    -------------
FROM OPERATIONS
   Net investment income (loss)                                                    $   1,863,002    $   2,021,372
   Net realized gain (loss)                                                              267,833           92,611
   Net change in unrealized appreciation (depreciation)                                 (960,845)       1,569,188
                                                                                   -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     1,169,990        3,683,171
                                                                                   -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                              (1,851,334)      (2,006,888)
   Net realized short-term gains                                                              --          (29,943)
   Net realized long-term gains                                                         (184,764)        (164,616)
                                                                                   -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUITIONS TO SHAREHOLDERS                         (2,036,098)      (2,201,447)
                                                                                   -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,005,966 and 1,477,478 shares, respectively)       11,288,844       16,377,803
   Net asset value of shares issued from reinvestment of distributions (130,383
     and 118,490 shares, respectively)                                                 1,459,376        1,313,976
   Cost of shares repurchased (888,284 and 1,505,214 shares, respectively)            (9,986,834)     (16,646,097)
                                                                                   -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           2,761,386        1,045,682
                                                                                   -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                               1,895,278        2,527,406

NET ASSETS
   Beginning of period                                                                42,901,958       40,374,552
                                                                                   -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $11,668
     AND $0, RESPECTIVELY]                                                         $  44,797,236    $  42,901,958
                                                                                   =============    =============

                        See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS X
                                                -----------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                                -----------------------------------------------------
                                                  2003        2002       2001       2000       1999
Net asset value, beginning of period            $  11.31    $  10.91   $  10.82   $  10.44   $  11.01
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.48        0.55       0.57       0.56       0.50
   Net realized and unrealized gain (loss)         (0.17)       0.45       0.28       0.39      (0.57)
                                                --------    --------   --------   --------   --------
      TOTAL FROM INVESTMENT OPERATIONS              0.31        1.00       0.85       0.95      (0.07)
                                                --------    --------   --------   --------   --------
LESS DISTRIBUTIONS:
   From net investment income                      (0.48)      (0.55)     (0.57)     (0.57)     (0.49)
   From net realized gains                         (0.05)      (0.05)     (0.19)        --      (0.01)
                                                --------    --------   --------   --------   --------
      TOTAL DISTRIBUTIONS                          (0.53)      (0.60)     (0.76)     (0.57)     (0.50)
                                                --------    --------   --------   --------   --------
Change in net asset value                          (0.22)       0.40       0.09       0.38      (0.57)
                                                --------    --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                  $  11.09    $  11.31   $  10.91   $  10.82   $  10.44
                                                ========    ========   ========   ========   ========
Total return                                        2.74%       9.45%      7.98%      9.40%     (0.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $ 44,797    $ 42,902   $ 40,375   $ 47,097   $ 53,404

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Operating expenses                               0.94%       0.88%      0.96%      0.94%      0.94%(1)
   Net investment income (loss)                     4.28%       4.96%      5.13%      5.34%      4.94%
Portfolio turnover rate                               35%         27%        50%        10%        64%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.23% for the period ended December 31, 1999.

                        See Notes to Financial Statements

PHOENIX-KAYNE INTERNATIONAL FUND COMMENTARY

INVESTMENT OBJECTIVES

     Phoenix-Kayne International Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the Fund will achieve its objective. Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

MARKET OVERVIEW

     Equity markets around the world surged during 2003, encouraged by positive global economic news. In addition, the imbalances of the U.S. economy continued to weigh on the U.S. dollar, magnifying international equities' investment returns when converted into U.S. dollars.

     For the full year, the MSCI EAFE Index(1) rose 38.59%, significantly outperforming the S&P 500 Index(2) for two successive years. The euro rose 8.06% against the U.S. dollar to a parity of $1.2595 for one euro, while the yen, contained by massive purchases of U.S. dollars by the Bank of Japan, rose only 3.98% to 107.22 yen for one U.S. dollar parity. For the entire year 2003, the euro appreciated 20.04% and the yen rose 10.79%.

     Japanese equities, as represented by the Topix Index(3), gained 38.27% during the year, and European equities, as represented by the FTSE EuroTop 300 Index(4), appreciated 38.19%. From an economic-sector standpoint, the industrials, materials, and information technology sectors performed the best, while consumer staples, energy, and health care lagged the overall market.

     In 2003, the MSCI EAFE Value(5) outperformed the MSCI EAFE Growth Index(6) by 1,331 basis points. We believe that this phenomenon testifies, in part, to the low quality of the equity-market recovery that we have witnessed since March of 2003. Nevertheless, since the end of October, we have noticed the long-awaited market rotation toward high-quality growth stocks, which bodes well for the Fund's investment style.

     For the entire year, stocks with a market capitalization of more than $40 billion underperformed the overall market by 860 basis points, and stocks with less than $1 billion in market cap outperformed by 2,216 basis points. However, during the fourth quarter, stocks within the MSCI EAFE Index with more than $40 billion in market cap modestly outperformed the overall index by a margin of 163 basis points; stocks with less than $1 billion in market cap underperformed the MSCI EAFE Index

(1) THE MSCI EAFE INDEX IS A MEASURE OF FOREIGN STOCK FUND PERFORMANCE, WHICH INCLUDES NET DIVIDENDS, REINVESTED. TOTAL RETURN FIGURES ARE NET OF FOREIGN WITHOLDING TAXES. THE EAFE INDEX IS AN AGGREGATE OF 21 INDIVIDUAL COUNTRY INDEXES IN EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST.
(2) THE S&P 500 INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
(3) THE TOPIX INDEX, INTRODUCED BY THE TOKYO STOCK EXCHANGE (TSE) ON JULY 1, 1969, IS A COMPOSITE INDEX OF ALL THE COMMON STOCKS LISTED ON THE FIRST SECTION OF THE TSE.
(4) THE FTSE EURO TOP 300 INDEX IS MEASURES THE PERFORMANCE OF THE 300 LARGEST CAPITALIZED COMPANIES RESIDENT AND INCORPORATED IN EUROPE.
(5) THE MSCI EAFE VALUE INDEX IS IS A MARKET-WEIGHTED INDEX OF COMPANIES IN DEVELOPED COUNTRIES, EXCLUDING THE U.S. AND CANADA, AND MEASURES THE PERFORMANCE OF THOSE MSCI EAFE COMPANIES WITH LOW PRICE-TO-BOOK VALUES RELATIVE TO EACH MSCI COUNTRY.
(6) THE MSCI EAFE GROWTH INDEX IS MARKET-WEIGHTED INDEX OF COMPANIES IN DEVELOPED COUNTRIES, EXCLUDING THE U.S. AND CANADA, AND MEASURES THE PERFORMANCE OF THOSE MSCI EAFE COMPANIES WITH HIGH PRICE-TO-BOOK VALUES RELATIVE TO EACH MSCI COUNTRY.
THE INDEXES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.
THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

by 518 basis points. This phenomenon--higher market cap outperforming lower market cap--, which was particularly noticeable during November and December, may mark the start of a new trend, as market participants begin to refocus on large-cap stocks after several years of neglect.

     For 2003, the financially strongest companies underperformed the overall market, by 1,279 basis points for the triple-A segment and by 485 basis points for the double-A segment. In the fourth quarter, companies within the MSCI EAFE Index with a triple-A (+13.49%) and double-A-credit rating (+16.33%) underperformed the market; but we noticed the start of a trend-change at the end of October, with significant outperformance of the triple-A and double-A-credit rating segments in November, and to a lesser extent in December.

FUND PERFORMANCE

     The Phoenix-Kayne International Fund underperformed the MSCI EAFE Index during the year. The benchmark MSCI EAFE Index returned 38.59% while the Fund's Class X shares returned 26.15%. The underperformance of Fund reflects the overall underperformance of the high-quality segment of the market, coupled with the better-than-the-market performance of the smaller-cap segment. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

PURCHASES AND SALES

     The Fund engaged in significant portfolio activity in the first quarter of 2003 as more than two-thirds of the stocks we were interested in buying were trading at or below our target prices after two months of almost uninterrupted market declines. In the consumer-staples sector, the Fund initiated a position in L'Oreal, the world's leading cosmetic company had priced in the market too expensively. The Fund also bought a position in Tesco, a very successful British food retailer. In health care, the Fund bought Sanofi-Synthelabo, a fast-growing European pharmaceutical company, which, to us, had also appeared too expensive in the past. Sanofi-Synthelabo sells what many believe is the world's best sleeping pill, Ambien. In the financial sector, the Fund bought positions in Banco Bilbao Vizcaya Argentaria, Royal Bank of Scotland, and Unicredito, three of Europe's best-run banks. Although the Fund did not need cash to implement our purchases, the Fund sold stocks that were not performing well, namely ING and Lloyds. For some time, we have had concerns over these company's long-term fundamentals. The Fund also sold Endesa because we were dissatisfied with the company's progress in reducing its debt level. The Fund initiated positions in Telecom Italia Mobile and in Telstra in the telecommunications-services sector. In the materials sector, the Fund initiated a position in Rio Tinto, a first-class natural-resources company benefiting from strong demand from China. The Fund also sold Adecco, as we become increasingly concerned about the company's strategy.

     During the second quarter, the Fund sold Sony toward the end of April after the company released full-fiscal-year results far below expectations and revised sharply downward its profit outlook for the year. In the consumer-discretionary sector, the Fund bought Hennes & Mauritz, a well-managed Swedish clothing retailer that is successfully expanding into the U.S. market.

     In the third quarter, the Fund took some profit in the information-technology sector by selling SAP a strong performer this year and used the proceeds to buy Rohm, a leading Japanese semi-conductor company. In the consumer-staples sector, the Fund sold Henkel, Carrefour, and Heineken, which the Fund replaced with Kao and Diageo. The Fund invested in Hong Kong and China Gas, the dominant gas utility in the Chinese territory. In the financials sector, the Fund bought Fortis, a leading "bancassurance" group based in Belgium. The Fund also bought a position in Bank of Ireland. The Fund initiated a position in Societe Generale in France, and bought a position in Banco Popular in Spain. Finally, the Fund initiated positions in Peugeot, the most efficient European automaker, and in Svenska Cellulosa, a Swedish paper-based, consumer-products company, and reduced SMC of Japan.

     The Fund initiated positions in six new companies during the fourth quarter--HBOS, the U.K.'s leading mortgage bank, Swiss Re, the world's largest reinsurance company, Docomo, Japan's dominant cellular phone network operator, Singapore Technologies Engineering, Asia's premium diversified aerospace and defense group, Givaudan, the world's leading fragrances and flavors supplier, and Shin-Etsu, Japan's leading specialty chemicals player. To finance these purchases, the Fund sold HSBC, Rentokil, and Seven Eleven Japan, all of which reached our target prices.

SUMMARY

     Several times over the last few years, we have alerted investors of the fragility of the U.S. dollar. We believed that a falling U.S. dollar was a major condition for sustainable outperformance of the international asset class and the major catalyst to foster renewed interest in the neglected international investment category. We see further weakness in the U.S. dollar going forward, although a period of consolidation may be warranted after the recent sharp decline.

     Although international markets have outperformed the U.S. market over the last two years, the best-performing subclass has been the small- and medium-cap, local-oriented, and, often, the lower-quality stocks. On a relative basis, 2003 has been particularly difficult for foreign large-cap high-quality multinational companies. Fortunately, we have begun to notice a changing trend in the market place since the end of October. In our view, a change in market leadership that is likely to favor our investment style and positioning is starting to develop. We invest for the long-term, mainly in high-quality, well-funded, dividend-paying, large-cap foreign stocks, which have been underappreciated by the market over the last three years. Nevertheless, we are confident that the excellent underlying fundamentals of those companies will not only reward investors over the longer term, but also in the medium term, we believe they will benefit from a long-awaited market rotation.

PHOENIX-KAYNE INTERNATIONAL FUND

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/03

                                                                                               INCEPTION     INCEPTION
                                                                         1 YEAR    5 YEAR     TO 12/31/03       DATE
                                                                         ------    ------     -----------    ---------
      Class A Shares at NAV(2)                                            25.56%       --           14.31%     8/30/02
      Class A Shares at POP(3)                                            18.34        --            9.36      8/30/02

      Class B Shares at NAV(2)                                            24.83        --           13.63      8/30/02
      Class B Shares with CDSC(4)                                         20.83        --           10.75      8/30/02

      Class C Shares at NAV(2)                                            24.83        --           13.63      8/30/02
      Class C Shares with CDSC(4)                                         24.83        --           13.63      8/30/02

      Class X Shares at NAV(2)                                            26.15     (3.43)%          3.35     10/18/96

      MSCI EAFE (Net) Index(8)                                            38.59     (0.05)         Note 5       Note 5

      S&P 500 Index(9)                                                    28.71     (0.57)         Note 6       Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 22.86% for Class A, Class B, Class C (since 8/30/02) and 3.16% for Class X (since 10/31/96).
(6) Index performance is 17.74% for Class A, Class B, Class C (since 8/30/02) and 8.06% for Class X (since 10/18/96).
(7) This chart illustrates NAV returns on Class X shares since inception. Returns on Class A, Class B and Class C shares will vary due to differing sales charges.
(8) The MSCI EAFE (Net) Index is an unmanaged, commonly used measure of foreign stock market performance. The index's performance does not reflect sales charges.
(9) The S&P 500 Index is an unmanaged, commonly used measure of stock market total performance. The index's performance does not reflect sales charges.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Because the fund holds a limited number of securities, it will be impacted by each security's performance more than a fund with a large number of holdings.
Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

GROWTH OF $10,000                                        PERIODS ENDING 12/31/03

[CHART]

                   PHOENIX-KAYNE INTERNATIONAL FUND CLASS X(7)    MSCI EAFE (NET) INDEX(8)    S&P 500 TOTAL RETURN INDEX(9)
       10/18/96                                      $  10,000                   $  10,000                        $  10,000
       12/31/96                                      $  10,256                   $  10,264                        $  10,474
       12/31/97                                      $  11,940                   $  10,447                        $  13,970
       12/31/98                                      $  15,101                   $  12,536                        $  17,988
       12/31/99                                      $  19,792                   $  15,916                        $  21,789
     12/29/2000                                      $  17,882                   $  13,661                        $  19,788
     12/31/2001                                      $  12,571                   $  10,732                        $  17,438
     12/31/2002                                      $  10,052                   $   9,021                        $  13,584
     12/31/2003                                      $  12,680                   $  12,502                        $  17,484

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares do not include the effect of any sales charge. Performance assumes dividends and capital gains are reinvested.

COUNTRY WEIGHTINGS                                                      12/31/03

[CHART]

As a percentage of equity holdings

Japan                  20.4%
France                 19.1%
United Kingdom         17.8%
Switzerland            11.1%
Italy                   5.4%
Spain                   5.5%
Ireland                 4.2%
Netherlands             4.2%
Other                  12.3%

                        See Notes to Financial Statements

TEN LARGEST HOLDINGS AT DECEMBER 31, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Air Liquide                                             3.2%
        CHEMICALS

    2.  Total Fina Elf ADR                                      3.2%
        INTEGRATED OIL AND GAS

    3.  Royal Dutch Petroleum Co. ADR                           3.1%
        INTEGRATED OIL AND GAS

    4.  Unicredito Italiano SPA                                 3.1%
        BANKS

    5.  BP Amoco PLC                                            3.0%
        INTEGRATED OIL AND GAS

    6.  Telefonica                                              2.8%
        TELECOMMUNICATION SERVICES

    7.  Canon                                                   2.8%
        BUSINESS MACHINES, CAMERAS AND OPTIC MANUFACTURER

    8.  Allied Irish Banks PLC                                  2.7%
        BANKS

    9.  Dexia                                                   2.7%
        BANKS

   10.  Novartis ADR                                            2.7%
        PRODUCES PHARMACEUTICALS PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 2003

                                                              SHARES          VALUE
                                                          -------------   -------------
FOREIGN COMMON STOCKS--99.7%

AUSTRALIA--1.5%
Rio Tinto Ltd. (Mining)                                          14,000   $     390,965
Telstra Corp. Ltd. (Telecommunication)                          109,000         394,403
                                                                          -------------
                                                                                785,368
                                                                          -------------
BELGIUM--4.2%
Dexia (Banks)(d)                                                 81,300       1,393,806
Fortis (Banks)                                                   39,300         786,216
                                                                          -------------
                                                                              2,180,022
                                                                          -------------
FINLAND--2.1%
Nokia Corp. ADR (Telecommunications Equipment)                   63,007       1,071,119

FRANCE--19.0%
Air Liquide (Chemicals)                                           9,223       1,620,546
Axa ADR (Multi-line Insurance)                                   44,984         965,806
BNP Paribas (Banks)                                              17,000       1,065,086
Groupe Danone ADR (Packaged Foods and Meats)                     16,190         526,013
L'OREAL (Consumer Products)                                       7,300         595,521
Peugot SA (Automobile Manufacturers)                             21,300       1,079,996
Sanofi Synthelabo SA (Pharmaceuticals)                           15,000       1,123,897
Societe Generale (Banks)                                          6,600         579,833
STMicroelectronics NV (Semiconductors)                           22,600         609,829
Total Fina Elf ADR (Integrated Oil & Gas)                        17,496       1,618,555
                                                                          -------------
                                                                              9,785,082
                                                                          -------------
HONG KONG--1.1%
Hong Kong & China Gas Co., Ltd. (Gas Utilities)                 376,000         573,905

IRELAND--4.2%
Allied Irish Banks PLC (Banks)                                   88,700       1,408,235
Bank of Ireland (Banks)                                          54,000   $     733,301
                                                                          -------------
                                                                              2,141,536
                                                                          -------------
ITALY--5.4%
Telecom Italia Mobil SPA
(Wireless Telecommunications Services)                          220,000       1,190,038
Unicredito Italiano SPA (Banks)                                 296,600       1,593,221
                                                                          -------------
                                                                              2,783,259
                                                                          -------------
JAPAN--20.4%
Canon (Office Electronics)                                       31,000       1,439,378
Denso Corp. (Auto Parts & Equipment)                             53,500       1,050,386
Fanuc Ltd. (Industrial Equipment)                                 8,000         477,901
Kao Corp. (Consumer Products)                                    22,000         446,264
Matsushita Electric Industrial (Consumer Electronics)            87,000       1,199,721
Nippon Telegraph & Telephone
(Integrated Telecommunication Services)                             215       1,034,289
NTT Docomo, Inc. (Wireless
Telecommunications Services)                                        360         813,995
Rohm Co., Ltd. (Semiconductors)                                   4,200         490,853
SECOM CO., LTD. (Diversified Commercial Services)                15,000         558,295
Shin-Etsu Chemical Co. Ltd. (Chemicals)                          21,800         888,471
SMC Corp. (Industrial Machinery)                                  9,100       1,129,562
Toyota Motor Corp. (Automobile Manufacturers)                    27,600         929,673
                                                                          -------------
                                                                             10,458,788
                                                                          -------------
NETHERLANDS--4.1%
Aegon (Life & Health Insurance)                                  35,462         522,062
Royal Dutch Petroleum Co. ADR
(Integrated Oil & Gas)                                           30,685       1,607,587
                                                                          -------------
                                                                              2,129,649
                                                                          -------------

                        See Notes to Financial Statements

                                                              SHARES          VALUE
                                                          -------------   -------------
SINGAPORE--1.1%
Singapore Technologies Engineering Ltd.
(Engineering Services)                                          460,000   $     552,553

SPAIN--5.5%
Banco Bilbao Vizcaya SA (Banks)                                  55,000         755,854
Banco Popular Espanol SA (Banks)                                 10,000         593,639
Telefonica (Integrated Telecommunication
Services)(b)                                                     99,700       1,456,496
                                                                          -------------
                                                                              2,805,989
                                                                          -------------
SWEDEN--2.2%
Hennes & Mauritz AB--Series B (Retail)                           25,600         605,938
Svenska Cellulosa AB--Class B (Paper &
Packaging Products)                                              13,000         529,033
                                                                          -------------
                                                                              1,134,971
                                                                          -------------
SWITZERLAND--11.1%
Givaudan (Specialty Chemicals)                                    1,140         589,038
Nestle ADR (Packaged Foods and Meats)                            17,443       1,089,526
Novartis ADR (Pharmaceuticals)                                   29,676       1,361,832
Swiss Reinsurance (Reinsurance)                                   7,500         504,024
Swisscom AG (Integrated Telecommunication Services)               3,250       1,067,203
UBS AG (Banks)                                                   15,990       1,090,022
                                                                          -------------
                                                                              5,701,645
                                                                          -------------
UNITED KINGDOM--17.8%
BP Amoco PLC (Integrated Oil & Gas)                             190,950       1,540,528
Compass Group PLC (Food Distributors)                           156,000       1,055,747
Diageo PLC (Beverage)                                            59,800         782,781
GlaxoSmithKline PLC (Pharmaceuticals)                            57,373       1,307,884
HBOS PLC (Banks)                                                 43,000         554,062
Pearson PLC (Publishing)                                         51,924         575,189
Reed International PLC (Publishing)                              60,300         501,786
Royal Bank of Scotland Group PLC (Banks)                         37,200       1,090,497
Tesco PLC (Food Retail)                                         118,000         541,667
Vodafone ADR (Wireless Telecommunication
Services)                                                        46,980       1,176,379
                                                                          -------------
                                                                              9,126,520
                                                                          -------------

TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $44,134,703)                                                51,230,406
                                                                          -------------

                                                             STANDARD
                                                             & POOR'S       PAR
                                                              RATING       VALUE
                                                            (UNAUDITED)    (000)        VALUE
                                                            -----------   --------   ------------
SHORT-TERM OBLIGATIONS--2.8%(c)

TIME DEPOSITS--1.4%
Bank of Montreal, 1.06%, 1/15/04                               A-1+       $    330   $    329,930
Credit Agricole Indosuez, 1.08%, 1/6/04                        A-1+            378        377,814
                                                                                     ------------
                                                                                          707,744
                                                                                     ------------

REPURCHASE AGREEMENT--0.7%
Credit Suisse First Boston Corporation,
(Date 12/31/03), 1.04%, Due 1/2/04
(Repurchased proceeds $377,825);
Collateralized by $385,370 in various
investment grade corporate bonds and
commercial papers with interest range
of 3.45% to 8.62%                                                              378        377,814

                                                                           SHARES
                                                                          --------
MONEY MARKET MUTUAL FUNDS--0.7%
Merrill Lynch Premier Institutional Fund                                    27,000         27,000
Merrimac Cash Fund-Premium Class                                           321,142        321,142
                                                                                     ------------
                                                                                          348,142
                                                                                     ------------

TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,433,700)                                                            1,433,700
                                                                                     ------------
TOTAL INVESTMENTS--102.5%
(IDENTIFIED COST $45,568,403)                                                        $ 52,664,106(a)

Other assets and liabilities, net--(2.5)%                                              (1,280,634)
                                                                                     ------------
NET ASSETS--100.0%                                                                   $ 51,383,472
                                                                                     ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $8,515,146 and gross depreciation of $2,392,359 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $46,541,319.
(b) Non-income producing
(c) Represents securities purchased with cash collateral received for securities on loan.
(d) All or a portion of this security was on loan at December 31, 2003.

                        See Notes to Financial Statements

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

                 Banks                                                      22.7%
                 Integrated Oil & Gas                                        9.3
                 Integrated Telecommunication Services                       7.7
                 Pharmaceuticals                                             7.4
                 Wireless Telecommunications Services                        6.2
                 Chemicals                                                   6.0
                 Automobile Manufacturers                                    3.9
                 Packaged Foods & Meats                                      3.2
                 Industrial Machinery and Equipment                          3.1
                 Multi-Line Insurance                                        2.9
                 Office Electronics                                          2.8
                 Consumer Electronics                                        2.3
                 Semiconductors                                              2.2
                 Publishing                                                  2.1
                 Telecommunications Equipment                                2.1
                 Food Distributors                                           2.1
                 Auto Parts & Equipment                                      2.1
                 Consumer Products                                           2.0
                 Brewers                                                     1.5
                 Retail                                                      1.2
                 Oil & Gas Equipment & Services                              1.1
                 Diversified Commercial Services                             1.1
                 Engineering Services                                        1.1
                 Food Retail                                                 1.1
                 Paper & Packaging Products                                  1.0
                 Reinsurance                                                 1.0
                 Mining                                                      0.8
                                                                           -----
                                                                           100.0%
                                                                           =====

                        See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS
Investments securities at value
  including $1,346,751 of securities on loan
  (Identified cost $45,568,403)                                                    $    52,664,106
Receivables
   Securities sold                                                                       1,008,283
   Fund shares sold                                                                        848,270
   Dividends and interest                                                                   43,058
   Tax reclaim                                                                              38,749
Prepaid expenses                                                                            15,538
                                                                                   ---------------
    Total Assets                                                                        54,618,004
                                                                                   ---------------

LIABILITIES
Cash overdraft                                                                           1,679,082
Payables
   Fund shares repurchased                                                                   1,249
   Collateral on securities loaned                                                       1,433,700
   Investment advisory fee                                                                  28,661
   Distribution and service fees                                                             7,279
   Administration fee                                                                       11,026
   Transfer agent fee                                                                       10,597
   Financial agent fee                                                                       7,215
   Trustees' fee                                                                             2,032
Accrued expenses                                                                            53,691
                                                                                   ---------------
    Total liabilities                                                                    3,234,532
                                                                                   ---------------
NET ASSETS                                                                         $    51,383,472
                                                                                   ===============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                                   $    69,313,365
Undistributed net investment income                                                         16,556
Accumulated net realized loss                                                          (25,047,884)
Net unrealized appreciation                                                              7,101,435
                                                                                   ---------------
NET ASSETS                                                                         $    51,383,472
                                                                                   ===============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $9,582,043)                                         850,454
Net asset value per share                                                          $         11.27
Offering price per share $11.27/(1-5.75%)                                          $         11.96

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $154,145)                                            13,746
Net asset value and offering price per share                                       $         11.21

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $634,054)                                            56,550
Net asset value and offering price per share                                       $         11.21

CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $41,013,230)                                      3,626,794
Net asset value and offering price per share                                       $         11.31

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Dividends                                                                          $     1,202,028
Interest                                                                                     5,738
Income from securities loaned, net                                                          15,976
Foreign taxes withheld                                                                    (125,649)
                                                                                   ---------------
    Total investment income                                                              1,098,093
                                                                                   ---------------

EXPENSES
Investment advisory fee                                                                    464,735
Service fees, Class A                                                                       10,506
Distribution and service fees, Class B                                                       1,114
Distribution and service fees, Class C                                                       3,229
Administration                                                                              64,463
Financial agent fee                                                                         75,709
Transfer agent fee                                                                          72,991
Registration                                                                                56,235
Custodian                                                                                   36,895
Professional                                                                                28,133
Trustees                                                                                    14,065
Printing                                                                                    11,307
Miscellaneous                                                                               23,270
                                                                                   ---------------
    Total expenses                                                                         862,652
    Less: expenses borne by investment adviser                                            (162,514)
                                                                                   ---------------
    Net expenses                                                                           700,138
                                                                                   ---------------
NET INVESTMENT INCOME                                                                      397,955
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                                        (6,283,498)
Net realized loss on foreign currency and foreign currency
   transactions                                                                           (157,258)
Net change in unrealized appreciation (depreciation) on
   investments                                                                          17,341,830
Net change in unrealized appreciation (depreciation)
  on foreign currency and foreign currency transactions                                        362
                                                                                   ---------------
NET GAIN ON INVESTMENTS                                                                 10,901,436
                                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    11,299,391
                                                                                   ===============

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED      YEAR ENDED
                                                                                      12/31/03        12/31/02
                                                                                   -------------    -------------
FROM OPERATIONS
   Net investment income (loss)                                                    $     397,955    $     313,144
   Net realized gain (loss)                                                           (6,440,756)     (13,935,767)
   Net change in unrealized appreciation (depreciation)                               17,342,192         (394,327)
                                                                                   -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    11,299,391      (14,016,950)
                                                                                   -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                        (25,007)        (179,583)
   Net investment income, Class X                                                       (204,039)              --
   Return of capital, Class X                                                                 --         (139,712)
                                                                                   -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (229,046)        (319,295)
                                                                                   -------------    -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,170,998 and 64,724 shares, respectively)          11,154,384          583,861
   Net asset value of shares issued from reinvestment of distributions
     (2,263 and 0 shares, respectively)                                                   24,891               --
   Cost of shares repurchased (339,778 and 47,753 shares, respectively)               (3,169,700)        (433,739)
                                                                                   -------------    -------------
Total                                                                                  8,009,575          150,122
                                                                                   -------------    -------------
CLASS B
   Proceeds from sales of shares (14,162 and 10,951 shares, respectively)                133,689          103,399
   Cost of shares repurchased (11,367 and 0 shares, respectively)                       (105,759)              --
                                                                                   -------------    -------------
Total                                                                                     27,930          103,399
                                                                                   -------------    -------------
CLASS C
   Proceeds from sales of shares (65,781 and 15,991 shares, respectively)                617,964          147,818
   Cost of shares repurchased (20,284 and 4,938 shares, respectively)                   (188,779)         (44,049)
                                                                                   -------------    -------------
Total                                                                                    429,185          103,769
                                                                                   -------------    -------------
CLASS X
   Proceeds from sales of shares (1,366,544 and 11,453,659 shares, respectively)      12,834,307      119,303,594
   Net asset value of shares issued from reinvestment of distributions
     (13,861 and 23,316 shares, respectively)                                            153,020          237,358
   Cost of shares repurchased (3,375,056 and 10,847,888 shares, respectively)        (32,146,995)    (111,069,098)
                                                                                   -------------    -------------
Total                                                                                (19,159,668)       8,471,854
                                                                                   -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         (10,692,978)       8,829,144
                                                                                   -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                 377,367       (5,507,101)

NET ASSETS
   Beginning of period                                                                51,006,105       56,513,206
                                                                                   -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $16,556 AND $0, RESPECTIVELY]                                                 $  51,383,472    $  51,006,105
                                                                                   =============    =============

                        See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS X
                                                -----------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                  2003        2002       2001       2000       1999
Net asset value, beginning of period            $   9.01    $  11.32   $  16.15   $  18.47   $  15.51
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.09(5)     0.03       0.04       0.03       0.12
   Net realized and unrealized gain (loss)          2.26       (2.29)     (4.83)     (1.82)      4.68
                                                --------    --------   --------   --------   --------
      TOTAL FROM INVESTMENT OPERATIONS              2.35       (2.26)     (4.79)     (1.79)      4.80
                                                --------    --------   --------   --------   --------

LESS DISTRIBUTIONS:
   From net investment income                      (0.05)      (0.03)     (0.04)     (0.03)     (0.12)
   From net realized gain                             --          --         --      (0.50)     (1.72)
   From return of capital                             --       (0.02)        --         --         --
                                                --------    --------   --------   --------   --------
      TOTAL DISTRIBUTIONS                          (0.05)      (0.05)     (0.04)     (0.53)     (1.84)
                                                --------    --------   --------   --------   --------
Change in net asset value                           2.30       (2.31)     (4.83)     (2.32)      2.96
                                                --------    --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                  $  11.31    $   9.01   $  11.32   $  16.15   $  18.47
                                                ========    ========   ========   ========   ========
Total return                                       26.15%     (20.04)%   (29.72)%    (9.65)%     0.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $ 41,013    $ 50,656   $ 56,513   $ 51,828   $ 40,590

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               1.40%(1)    1.41%      1.38%      1.38%      1.40%(1)
   Net investment income (loss)                     0.93%       0.49%      0.09%      0.24%      0.63%
Portfolio turnover rate                               49%         65%        88%        35%        57%

                                                          CLASS A                               CLASS B
                                             ---------------------------------      --------------------------------
                                               YEAR ENDED       FROM INCEPTION       YEAR ENDED       FROM INCEPTION
                                              DECEMBER 31,        8/30/02 TO         DECEMBER 31,       8/30/02 TO
                                                 2003              12/31/02             2003             12/31/02
                                             -------------      --------------      -------------     --------------
Net asset value, beginning of period         $        9.01      $         9.45      $        8.98     $         9.45
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                      (0.03)(5)           (0.03)             (0.03)(5)          (0.06)
   Net realized and unrealized gain (loss)            2.32               (0.41)              2.26              (0.41)
                                             -------------      --------------      -------------     --------------
      TOTAL FROM INVESTMENT OPERATIONS                2.29               (0.44)              2.23              (0.47)
                                             -------------      --------------      -------------     --------------
LESS DISTRIBUTIONS:
   From net investment income                        (0.03)                 --                 --                 --
   From net realized gain                               --                  --                 --                 --
                                             -------------      --------------      -------------     --------------
      TOTAL DISTRIBUTIONS                            (0.03)                 --                 --                 --
                                             -------------      --------------      -------------     --------------
Change in net asset value                             2.26               (0.44)              2.23              (0.47)
                                             -------------      --------------      -------------     --------------
NET ASSET VALUE, END OF PERIOD               $       11.27      $         9.01      $       11.21     $         8.98
                                             =============      ==============      =============     ==============
Total return(2)                                      25.56%              (4.76)%(3)         24.83%             (4.97)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $       9,582      $          153      $         154     $           98

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 1.65%               1.66%(4)           2.40%              2.41%(4)
   Net investment income (loss)                      (0.31)%              0.24%(4)          (0.27)%            (0.51)%(4)
Portfolio turnover rate                                 49%                 65%(3)             49%                65%(3)

                                                         CLASS C
                                             ---------------------------------
                                              YEAR ENDED        FROM INCEPTION
                                              DECEMBER 31,        8/30/02 TO
                                                 2003              12/31/02
                                             -------------      --------------
Net asset value, beginning of period         $        8.98      $         9.45
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                      (0.06)(5)           (0.06)
   Net realized and unrealized gain (loss)            2.29               (0.41)
                                             -------------      --------------
      TOTAL FROM INVESTMENT OPERATIONS                2.23               (0.47)
                                             -------------      --------------
LESS DISTRIBUTIONS:
   From net investment income                           --                  --
   From net realized gain                               --                  --
                                             -------------      --------------
      TOTAL DISTRIBUTIONS                               --                  --
                                             -------------      --------------
Change in net asset value                             2.23               (0.47)
                                             -------------      --------------
NET ASSET VALUE, END OF PERIOD               $       11.21      $         8.98
                                             =============      ==============
Total return(2)                                      24.83%              (4.97)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $         634      $           99

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 2.40%               2.41%(4)
   Net investment income (loss)                      (0.70)%             (0.51)%(4)
Portfolio turnover rate                                 49%                 65%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.77% and 1.47% for the period ended December 31, 2003 and 1999, respectively.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not annualized.
(4) Annualized.
(5) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-KAYNE RISING DIVIDENDS FUND COMMENTARY

INVESTMENT OBJECTIVE

     Phoenix-Kayne Rising Dividends Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the fund will achieve its objective.

MARKET OVERVIEW

     In the full year of 2003, the domestic equity markets provided exceptional returns, as illustrated by the performance of the S&P 500 Index(1) (+28.71%), Dow Jones Industrial Average(2) (+28.04%), and Nasdaq Composite Index(3) (+50.01%). For the entire year, the strongest sectors in the S&P 500 were information technology (+47.08%), materials (+38.12%), and consumer discretionary (+38.46%). The relatively weakest sectors were telecommunications services (+7.06%), consumer staples (+13.11%), and health care (+15.06%). Essentially, in a recovery year, the cyclical sectors performed better than the defensive sectors.

     Thematically, for the year, lower quality and smaller cap stocks performed much stronger than did higher quality and larger cap stocks.

FUND PERFORMANCE

     The Rising Dividends Fund's Class X shares produced strong returns for the year (+18.45%), but underperformed the benchmark S&P 500 Index for the year 2003 (+28.71%). Although stock selection in the triple-A-rated companies somewhat affected relative return, the majority of the underperformance versus the S&P 500 was attributable to the Fund's exclusive focus on high-quality companies. In addition, our investment policy of not investing in smaller cap companies also was a factor in the underperformance of the Fund. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

(1) THE S&P 500 INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
(2) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASURE OF LARGE-CAP STOCK
    PERFORMANCE.
(3) THE NASDAQ COMPOSITE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF ALL ISSUES LISTED ON THE NASDAQ STOCK MARKET, EXCEPT FOR RIGHTS, WARRANTS, UNITS AND CONVERTIBLE DEBENTURES. THE INDEX IS CALCULATED AS A PRICE ONLY RETURN.
THE INDEXES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.
THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

The market's emphasis on lower quality companies is illustrated by the following chart:

[CHART]

                   S&P 500(R) Index Returns by Credit Quality
                        One Year Ending December 31, 2003

AAA                        14.49%
AA+, AA, AA-               18.65%
A+, A, A-                  29.93%
BBB+                       33.52%
BBB+, BBB-                 35.91%
BELOW INVESTMENT GRADE     74.91%
NOT RATED                  55.23%

     Approximately 29% of the weight of the S&P 500 Index is represented by companies that have a triple-B-plus or lower credit rating or no rating. In contrast, the Rising Dividends Fund is 100% invested in companies with an A-minus or better credit-quality profile.

     For the full year, the five positions that contributed the most to the Fund's return were Linear Technology, Home Depot, General Electric, Intel, and Wells Fargo. The five positions that contributed the least were SBC Communications, Merck, Johnson & Johnson, Leggett & Platt, and Wrigley.

     Over time in the universe of high-quality companies, we have observed that last year's loser (Home Depot in 2002) often becomes this year's winner. High-quality companies have strong staying power and usually find a way to solve their problems.

PURCHASES AND SALES

     During the year, seven new stocks were purchased for the Fund and six stocks were sold in their entirety. In chronological order, the Fund purchased PepsiCo, Air Products & Chemicals, Harley-Davidson, Emerson, ConocoPhillips, Leggett & Platt, and Avery Dennison. The purchases of PepsiCo and Harley-Davidson reflected opportunistic valuations in consistent-growth companies, while the buys of Air Products, Emerson, Leggett & Platt, and Avery Dennison reflected attractive valuations, above-average dividend yields, and a belief in the industrial recovery. The purchase of ConocoPhillips was based on good value, above-average income, and the improvement of the company's balance sheet.

     In chronological order, the Fund sold SBC Communications, Fannie Mae, Medtronic, Golden

West Financial, Medco Health Solutions, and Intel. SBC and Fannie Mae were sold because of deterioration in their fundamentals. Medtronic, Golden West Financial, and Intel were sold because their solid stock performance created rich valuations. Medco was a non-strategic fractional spin-off from Merck.

     In addition to the new purchases and complete sales, positions were increased in Wal-Mart, Fifth Third Bancorp, Harley-Davidson, Citigroup, and Merck. Positions were trimmed in Wrigley, Coca-Cola, Linear Technology, State Street, Home Depot, Microsoft, and IBM.

SUMMARY

     The Fund invests solely in high-quality companies, but low-quality stocks were favored by the equity markets in 2003. There are certain factors that indicate that the higher quality, more consistent earnings-growth companies could assume market leadership in 2004. To a significant extent, low real interest rates and abundant liquidity in the financial system provided an environment that allowed lower quality stocks to rebound from their cyclical lows. With the economic recovery strongly underway, we believe that interest rates have probably seen their lows. In addition, we believe earnings comparisons for more operationally and financially levered companies will be much more difficult in the second half of 2004.

     High-quality companies have differentiated businesses that produce high returns on investor capital, substantial free cash flows, and low-debt balance sheets. Such strong financial characteristics allow the companies to reinvest for continued growth and deliver cash to the shareholders through share repurchases and cash dividends.

     We believe in the power of cash dividends compounding over time. Various studies have shown that approximately two-thirds of long-term stock returns are derived from dividends. The Rising Dividends Fund provides a dividend yield that is approximately twice the level of Treasury-bill yields. In addition, the companies in the Fund have increased their dividends by 10 to 15% per year over time, which we believe provides a basis for an increasing income stream in the future and related capital appreciation.

PHOENIX-KAYNE RISING DIVIDENDS FUND

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/03

                                                           INCEPTION    INCEPTION
                                        1 YEAR   5 YEAR   TO 12/31/03      DATE
                                        ------   ------   -----------   ---------
     Class A Shares at NAV(2)            18.06%      --         10.02%    8/30/02
     Class A Shares at POP(3)            11.27       --          5.25     8/30/02

     Class B Shares at NAV(2)            17.29       --          9.23     8/30/02
     Class B Shares with CDSC(4)         13.29       --          6.31     8/30/02

     Class C Shares at NAV(2)            17.24       --          9.19     8/30/02
     Class C Shares with CDSC(4)         17.24       --          9.19     8/30/02

     Class X Shares at NAV(2)            18.45    (0.12)%        9.14      5/1/95

     S&P 500 Index(7)                    28.71    (0.57)       Note 5      Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 17.74% for Class A, Class B and Class C (since 8/30/02) and 11.18% for Class X (since 5/1/95).
(6) This chart illustrates NAV returns on Class X shares since inception. Returns on Class A, Class B and Class C shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Because the fund holds a limited number of securities, it will be impacted by each security's performance more than a fund with a large number of holdings.

GROWTH OF $10,000                                        PERIODS ENDING 12/31/03

[CHART]

             PHOENIX-KAYNE RISING DIVIDENDS FUND CLASS X(6)   S&P 500 TOTAL RETURN INDEX(7)
5/1/95                                            $  10,000                       $  10,000
12/29/95                                          $  12,065                       $  12,184
12/31/96                                          $  14,368                       $  15,017
12/31/97                                          $  18,821                       $  20,029
12/31/98                                          $  21,483                       $  25,789
12/31/99                                          $  24,991                       $  31,239
12/29/2000                                        $  24,492                       $  28,369
12/31/2001                                        $  21,791                       $  25,000
12/31/2002                                        $  18,032                       $  19,475
12/31/2003                                        $  21,359                       $  25,067

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 5/1/95 (inception of the Fund) in Class X shares. The total return for Class X shares do not include the effect of any sales charge. Performance assumes dividends and capital gains are reinvested. The performance of other shares will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/03

[CHART]

As a percentage of equity holdings

Financials                21.6%
Consumer Staples          15.3%
Health Care               14.1%
Information Technology    14.0%
Industrials               12.6%
Consumer Discretionary     9.2%
Energy                     8.4%
Materials                  4.8%

                        See Notes to Financial Statements

    TEN LARGEST HOLDINGS AT DECEMBER 31, 2003 (AS A PERCENTAGE OF NET ASSETS)

 1. General Electric Co.                                     5.0%
    CONSUMER AND INDUSTRIAL ELECTRICAL PRODUCTS PRODUCER

 2. Exxon Mobil Corp.                                        4.8%
    ENERGY AND PETROCHEMICAL PRODUCER

 3. Pfizer, Inc.                                             4.5%
    PHARMACEUTICAL DEVELOPER AND MANUFACTURER

 4. Linear Technology Corp.                                  4.3%
    INTEGRATED CIRCUITS MANUFACTURER

 5. Wells Fargo & Co.                                        4.2%
    REGIONAL BANK

 6. Procter & Gamble Co.                                     4.2%
    HOUSEHOLD PRODUCTS

 7. Citigroup, Inc.                                          4.0%
    DIVERSIFIED FINANCIAL SERVICES

 8. Home Depot, Inc. (The)                                   4.0%
    BUILDING AND HOME IMPROVEMENT STORES

 9. Microsoft Corp.                                          3.9%
    LEADING COMPUTER SOFTWARE DEVELOPER

10. Wal-Mart Stores, Inc.                                    3.7%
    GENERAL MERCHANDISE STORES

                        INVESTMENTS AT DECEMBER 31, 2003

                                                              SHARES           VALUE
                                                          --------------   --------------
COMMON STOCKS--99.0%

BANKS--7.4%
Fifth Third Bancorp.                                              61,900   $    3,658,290
Wells Fargo & Co.                                                 81,980        4,827,802
                                                                           --------------
                                                                                8,486,092
                                                                           --------------
COMPUTER HARDWARE--1.9%
International Business Machines Corp.                             23,610        2,188,175

DATA PROCESSING SERVICES--3.7%
Automatic Data Processing, Inc.                                  108,330        4,290,952

DIVERSIFIED CHEMICALS--4.7%
Air Products & Chemicals, Inc.                                    46,700        2,467,161
E. I. du Pont de Nemours and Co.                                  64,800        2,973,672
                                                                           --------------
                                                                                5,440,833
                                                                           --------------
DIVERSIFIED FINANCIAL SERVICES--8.5%
American Express Co.                                              58,500        2,821,455
Citigroup, Inc.                                                   94,400        4,582,176
State Street Corp.                                                46,200        2,406,096
                                                                           --------------
                                                                                9,809,727
                                                                           --------------
ELECTRICAL COMPONENTS & EQUIPMENT--3.3%
Emerson Electric Co.                                              58,000        3,755,500

GENERAL MERCHANDISE STORES--3.7%
Wal-Mart Stores, Inc.                                             80,900        4,291,745

HOME FURNISHINGS--2.1%
Leggett & Platt, Inc.                                            110,300   $    2,385,789

HOME IMPROVEMENT RETAIL--4.0%
Home Depot, Inc. (The)                                           128,100        4,546,269

HOUSEHOLD PRODUCTS--4.2%
Procter & Gamble Co.                                              47,950        4,789,246

INDUSTRIAL CONGLOMERATES--5.0%
General Electric Co.                                             184,660        5,720,767

INDUSTRY MACHINERY--2.3%
Illinois Tool Works, Inc.                                         31,020        2,602,888

INSURANCE BROKERS--2.5%
Marsh & McLennan Companies, Inc.                                  61,180        2,929,910

INTEGRATED OIL & GAS--8.3%
ConocoPhillips                                                    62,200        4,078,454
Exxon Mobil Corp.                                                133,640        5,479,240
                                                                           --------------
                                                                                9,557,694
                                                                           --------------
MOTORCYCLE MANUFACTURERS--3.1%
Harley-Davidson, Inc.(b)                                          74,500        3,540,985

MULTI-LINE INSURANCE--2.9%
American International Group, Inc.                                50,800        3,367,024

OFFICE SUPPLIES--2.0%
Avery Dennison Corp.                                              41,100        2,302,422

                        See Notes to Financial Statements

                                                               SHARES          VALUE
                                                          --------------   --------------
PACKAGED FOODS AND MEATS--1.7%
Wm. Wrigley, Jr. Co.(b)                                           34,720   $    1,951,611

PHARMACEUTICALS--14.0%
Eli Lilly & Co.                                                   39,400        2,771,002
Johnson & Johnson                                                 82,770        4,275,898
Merck & Co., Inc.                                                 82,810        3,825,822
Pfizer, Inc.                                                     147,300        5,204,109
                                                                           --------------
                                                                               16,076,831
                                                                           --------------
SEMICONDUCTORS--4.3%
Linear Technology Corp.                                          118,600        4,989,502

SOFT DRINKS--5.5%
Coca-Cola Co.                                                     83,360        4,230,520
PepsiCo, Inc.                                                     45,800        2,135,196
                                                                           --------------
                                                                                6,365,716
                                                                           --------------
SYSTEMS SOFTWARE--3.9%
Microsoft Corp.                                                  162,480        4,474,699

-----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $102,833,654)                                                113,864,377
-----------------------------------------------------------------------------------------

                                             STANDARD
                                             & POOR'S          PAR
                                              RATING          VALUE
                                            (UNAUDITED)       (000)            VALUE
                                            -----------   --------------   --------------
SHORT-TERM OBLIGATIONS--1.8%(c)

TIME DEPOSITS--0.9%
Bank of Montreal, 1.06%, 1/15/04                A-1+      $          466   $      465,667
Credit Agricole Indosuez, 1.08%, 1/6/04         A-1+                 533          533,251
                                                                           --------------
                                                                                  998,918
                                                                           --------------
REPURCHASE AGREEMENT--0.5%
Credit Suisse First Boston Corporation
(Dated 12/31/03), 1.04%, Due 1/2/04
(Repurchased proceeds $533,281);
Collateralized by $543,915 in various
investment grade corporate bonds and
commercial papers with interest ranges
of 3.45% to 8.62%                                                    533          533,251

                                                              SHARES
                                                          --------------
MONEY MARKET MUTUAL FUNDS-0.4%
Merrill Lynch Premier Institutional Fund                          38,108           38,108
Merrimac Cash Fund-Premium Class                                 453,263          453,263
                                                                           --------------
                                                                                  491,371
                                                                           --------------

-----------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,023,540)                                                    2,023,540
-----------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $104,857,194)                                             $  115,887,917(a)

Other assets and liabilities, net--(0.8)%                                        (870,207)
                                                                           --------------
NET ASSETS--100.0%                                                         $  115,017,710
                                                                           ==============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $15,218,107 and gross depreciation of $4,826,551 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $105,496,361.
(b) All or a portion of this security was on loan as of December 31, 2003.
(c) Represents securities purchased with cash collateral received for securities on loan.

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS
Investments securities at value
  including $1,954,312 of securities on loan
  (Identified cost $104,857,194)                                 $   115,887,917
Receivables
   Securities sold                                                     3,183,465
   Fund shares sold                                                    1,340,805
   Dividends and interest                                                185,909
   Securities loan earnings                                                  540
Prepaid expenses                                                          21,005
                                                                 ---------------
    Total Assets                                                     120,619,641
                                                                 ---------------
LIABILITIES
Cash overdraft                                                         3,397,559
Payables
   Fund shares repurchased                                                 6,365
   Collateral on securities loaned                                     2,023,540
   Investment advisory fee                                                75,273
   Distribution and service fees                                          22,562
   Administration fee                                                     14,860
   Transfer agent fee                                                     13,611
   Financial agent fee                                                     6,182
   Trustees' fee                                                           2,030
Accrued expenses                                                          39,949
                                                                 ---------------
    Total liabilities                                                  5,601,931
                                                                 ---------------
NET ASSETS                                                       $   115,017,710
                                                                 ===============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $   122,374,022
Undistributed net investment income                                      468,303
Accumulated net realized loss                                        (18,855,338)
Net unrealized appreciation                                           11,030,723
                                                                 ---------------
NET ASSETS                                                       $   115,017,710
                                                                 ===============
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $28,988,184)                     1,889,074
Net asset value per share                                        $         15.35
Offering price per share $15.35/(1-5.75%)                        $         16.29

CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $1,716,719)                        112,965
Net asset value and offering price per share                     $         15.20

CLASS C
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $1,951,757)                        128,365
Net asset value and offering price per share                     $         15.20

CLASS X
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $82,361,050)                     5,349,823
Net asset value and offering price per share                     $         15.40

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Dividends                                                        $     1,671,372
Interest                                                                  15,178
Income from securities loaned, net                                         2,986
                                                                 ---------------
    Total investment income                                            1,689,536
                                                                 ---------------
EXPENSES
Investment advisory fee                                                  738,917
Service fees, Class A                                                     29,151
Distribution and service fees, Class B                                     8,692
Distribution and service fees, Class C                                    11,269
Administration                                                            84,631
Transfer agent                                                           108,558
Financial agent fee                                                       64,038
Registration                                                              57,872
Printing                                                                  29,778
Custodian                                                                 24,631
Professional                                                              22,213
Trustees                                                                  14,063
Miscellaneous                                                             25,996
                                                                 ---------------
    Total expenses                                                     1,219,809
                                                                 ---------------
NET INVESTMENT INCOME                                                    469,727
                                                                 ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                      (3,486,365)
Net change in unrealized appreciation
  (depreciation) on investments                                       20,351,108
                                                                 ---------------
NET GAIN ON INVESTMENTS                                               16,864,743
                                                                 ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $    17,334,470
                                                                 ===============

         See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED        YEAR ENDED
                                                                                    12/31/03          12/31/02
                                                                                 --------------    --------------
FROM OPERATIONS
  Net investment income (loss)                                                   $      469,727    $      406,929
  Net realized gain (loss)                                                           (3,486,365)      (11,471,387)
  Net change in unrealized appreciation (depreciation)                               20,351,108        (7,832,614)
                                                                                 --------------    --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    17,334,470       (18,897,072)
                                                                                 --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                                        (11,252)               --
  Net investment income, Class B                                                         (1,267)               --
  Net investment income, Class C                                                         (1,111)               --
  Net investment income, Class X                                                       (201,163)         (394,434)
                                                                                 --------------    --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (214,793)         (394,434)
                                                                                 --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,795,261 and 315,888 shares, respectively)         25,695,166         4,351,036
  Net asset value of shares issued from reinvestment of distributions
    (763 and 0 shares, respectively)                                                     10,818                --
  Cost of shares repurchased (215,207 and 7,631 shares, respectively)                (3,001,765)         (103,096)
                                                                                 --------------    --------------
Total                                                                                22,704,219         4,247,940
                                                                                 --------------    --------------
CLASS B
  Proceeds from sales of shares (98,526 and 25,981 shares, respectively)              1,380,545           348,303
  Net asset value of shares issued from reinvestment of distributions
    (72 and 0 shares, respectively)                                                       1,021                --
  Cost of shares repurchased (11,515 and 99 shares, respectively)                      (158,007)           (1,313)
                                                                                 --------------    --------------
Total                                                                                 1,223,559           346,990
                                                                                 --------------    --------------
CLASS C
  Proceeds from sales of shares (121,194 and 49,610 shares, respectively)             1,690,342           665,389
  Net asset value of shares issued from reinvestment of distributions
    (63 and 0 shares, respectively)                                                         890                --
  Cost of shares repurchased (37,218 and 5,284 shares, respectively)                   (497,184)          (70,475)
                                                                                 --------------    --------------
Total                                                                                 1,194,048           594,914
                                                                                 --------------    --------------
CLASS X
  Proceeds from sales of shares (1,250,880 and 1,455,292 shares, respectively)       16,952,203        21,577,941
  Net asset value of shares issued from reinvestment of distributions
    (9,414 and 16,393 shares, respectively)                                             133,675           237,373
  Cost of shares repurchased (1,840,544 and 2,170,367 shares, respectively)         (26,496,577)      (30,296,859)
                                                                                 --------------    --------------
Total                                                                                (9,410,699)       (8,481,545)
                                                                                 --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         15,711,127        (3,291,701)
                                                                                 --------------    --------------
   NET INCREASE(DECREASE) IN NET ASSETS                                              32,830,804       (22,583,207)

NET ASSETS
  Beginning of period                                                                82,186,906       104,770,113
                                                                                 --------------    --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $468,303 AND $213,369, RESPECTIVELY]                                         $  115,017,710    $   82,186,906
                                                                                 ==============    ==============

                        See Notes to Financial Statements

PHOENIX-KAYNE RISING DIVIDENDS FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS X
                                            -----------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                               2003              2002            2001            2000            1999
                                            -----------       -----------     -----------     -----------     -----------
Net asset value, beginning of period        $     13.03       $     15.81     $     17.97     $     18.67     $     17.03
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.07(4)           0.06            0.05            0.06            0.04
  Net realized and unrealized gain (loss)          2.33             (2.78)          (2.03)          (0.44)           2.71
                                            -----------       -----------     -----------     -----------     -----------
       TOTAL FROM INVESTMENT OPERATIONS            2.40             (2.72)          (1.98)          (0.38)           2.75
                                            -----------       -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
  From net investment income                      (0.03)            (0.06)          (0.05)          (0.03)          (0.04)
  From net realized gain                             --                --           (0.13)          (0.29)          (1.07)
                                            -----------       -----------     -----------     -----------     -----------
       TOTAL DISTRIBUTIONS                        (0.03)            (0.06)          (0.18)          (0.32)          (1.11)
                                            -----------       -----------     -----------     -----------     -----------
Change in net asset value                          2.37             (2.78)          (2.16)          (0.70)           1.64
                                            -----------       -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD              $     15.40       $     13.03     $     15.81     $     17.97     $     18.67
                                            ===========       ===========     ===========     ===========     ===========
Total return                                      18.45%           (17.25)%        (11.03)%         (2.00)%         16.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $    82,361       $    77,263     $   104,770     $   131,252     $   123,505

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.19%             1.04%           0.95%           0.90%           1.03%
  Net investment income (loss)                     0.53%             0.42%           0.30%           0.30%           0.28%
Portfolio turnover rate                              26%               26%             32%             42%             33%

                                                      CLASS A                                  CLASS B
                                          ---------------------------------        ---------------------------------
                                           YEAR ENDED        FROM INCEPTION         YEAR ENDED        FROM INCEPTION
                                          DECEMBER 31,         8/30/02 TO          DECEMBER 31,         8/30/02 TO
                                              2003              12/31/02               2003              12/31/02
                                          ------------       --------------        ------------       --------------
Net asset value, beginning of period      $      13.02       $        13.53        $      12.98       $        13.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.05(4)                --               (0.06)(4)            (0.01)
Net realized and unrealized gain (loss)           2.31                (0.51)               2.30                (0.54)
                                          ------------       --------------        ------------       --------------
       TOTAL FROM INVESTMENT OPERATIONS           2.36                (0.51)               2.24                (0.55)
                                          ------------       --------------        ------------       --------------
LESS DISTRIBUTIONS:
  From net investment income                     (0.03)                  --               (0.02)                  --
  From net realized gain                            --                   --                  --                   --
                                          ------------       --------------        ------------       --------------
  TOTAL DISTRIBUTIONS                            (0.03)                  --               (0.02)                  --
                                          ------------       --------------        ------------       --------------
Change in net asset value                         2.33                (0.51)               2.22                (0.55)
                                          ------------       --------------        ------------       --------------
NET ASSET VALUE, END OF PERIOD            $      15.35       $        13.02        $      15.20       $        12.98
                                          ============       ==============        ============       ==============
Total return(1)                                  18.06%               (3.77)%(2)          17.29%               (4.07)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $     28,988       $        4,012        $      1,717       $          336

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              1.44%                1.29%(3)            2.19%                2.04%(3)
  Net investment income (loss)                    0.36%                0.17%(3)           (0.47)%              (0.58)%(3)
Portfolio turnover rate                             26%                  26%(2)              26%                  26%(2)

                                                      CLASS C
                                          ---------------------------------
                                           YEAR ENDED        FROM INCEPTION
                                          DECEMBER 31,         8/30/02 TO
                                              2003              12/31/02
                                          ------------       --------------
Net asset value, beginning of period      $      12.98       $        13.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.06)(4)            (0.01)
Net realized and unrealized gain (loss)           2.30                (0.54)
                                          ------------       --------------
       TOTAL FROM INVESTMENT OPERATIONS           2.24                (0.55)
                                          ------------       --------------
LESS DISTRIBUTIONS:
  From net investment income                     (0.02)                  --
  From net realized gain                            --                   --
                                          ------------       --------------
  TOTAL DISTRIBUTIONS                            (0.02)                  --
                                          ------------       --------------
Change in net asset value                         2.22                (0.55)
                                          ------------       --------------
NET ASSET VALUE, END OF PERIOD            $      15.20       $        12.98
                                          ============       ==============
Total return(1)                                  17.24%          (4.07)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $      1,952       $          575

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              2.19%                2.04%(3)
  Net investment income (loss)                   (0.47)%             (0.58)%(3)
Portfolio turnover rate                             26%                  26%(2)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Not annualized.
(3) Annualized.
(4) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-KAYNE SMALL-MID CAP FUND COMMENTARY

INVESTMENT OBJECTIVE

     Phoenix-Kayne Small-Mid Cap Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the fund will achieve its objective.

MARKET OVERVIEW

     After a three-year bear market, investors concluded that the market had bottomed in the first quarter of 2003 and that the 2001-2002 recession had finally ended. Unlike the period from the end of first quarter of 2000 until the fall of 2002, when investors sought refuge in high-quality companies with strong balance sheets, in 2003, investors went on a buying frenzy, seeking out the most beaten-down companies--low-quality speculative companies with low profitability and high debt. With strengthening economic news, investors rotated into low-quality companies that would most benefit from a firming economy. For the year 2003, quality companies lagged--the worse the quality, the higher the performance--across all major indexes.

FUND PERFORMANCE

     Because of the Fund's focus on high-quality businesses, the fund lagged its benchmark, the Russell 2500 Index(1), for the year despite generating attractive absolute returns. The Fund's Class X shares returned 26.71%, while the index returned 45.51%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

     For the year 2003, economically sensitive, high-risk sectors, such as capital goods and technology, produced the strongest performance in the Russell 2500 Index. Interest-rate sensitive stocks, such as financials and utilities, underperformed during the year as investors anticipated that the strengthening economy would lead to a rise in interest rates.

     During the year 2003, the companies that contributed the most to the Fund's performance included World Acceptance, Rent-A-Center, and Polaris Industries. The Fund purchased World Acceptance, a leading blue-collar consumer finance company, in 2002 after it came under pressure because of heightened industry-wide regulatory and credit-quality concerns. Our research showed the company to be insulated from these pressures. Investors ultimately realized that the industry issues did not affect World Acceptance and drove the stock price up. Rent-A-Center operates rent-to-own stores that offer high-quality durable goods such as home electronics, appliances, computers, and furniture to consumers. The stock price was driven higher by strong revenue growth and strong free-cash-flow generation that allowed the company to repurchase over two million of its shares outstanding. Polaris is the world's number-one manufacturer of snowmobiles and a top maker of all-terrain vehicles (ATV's) and personal watercraft. The company has proven itself through exceptional financial performance. Polaris has achieved 20 consecutive years of earnings per share growth, and has grown through the last

(1) THE RUSSELL 2500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL UNIVERSE, WHICH COMPRISES THE 3,000 LARGEST U.S. COMPANIES. THE INDEX IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED.

several economic recessions. Despite superior results, the stock was purchased in 2003 at a significant discount valuation to overall market. The combination of continued double-digit earnings growth and narrowing of the discount valuation contributed to the stock's strong performance.

[CHART]

              2003 - Russell 2500 Index Returns by S&P Bond Rating

Below Investment Grade    59.63%
BBB- to BBB+              37.46%
A- to A+                  28.84%
AA- to AA+                12.59%

     The companies that contributed the least to the Fund's performance for 2003 were CSG Systems International, First Health Group, and Hanover Compressor. CSG Systems International ("CSG") is the leading provider of customer-care and billing services to the cable TV market. The stock was hurt by lowered earnings expectations because of financial difficulties in the cable and telecommunications industry that CSG serves. We sold the stock from the Fund. First Health Group is a full-service national health-benefits company. In the fourth quarter, the company announced that it expected flat earnings in 2004, mainly because of aggressive competitive pricing. We view the earnings disappointment as related more to the insurance underwriting cycle than the company's fundamental strength and the fund continues to hold the stock. Hanover Compressor operates the nation's largest national-gas compression fleet for exploration and production companies that outsource this function. The company suffered diminished outlook for compression outsourcing and it shifted emphasis to equipment fabrication. We saw little competitive differentiation in this area and decided to sell the stock from the Fund.

PURCHASES AND SALES

     During the year, the Fund bought 99 Cents Only Stores, American Italian Pasta, Arbitron, Balchem, Consolidated Water Corporation, Diagnostic Products, ICU Medical, and Inter-Tel. 99 Cents Only Stores is a deep-discount retailer of primarily name-brand, consumable general merchandise. The company's stores offer a wide assortment of regularly available consumer goods, as well as a broad variety of first-quality closeout merchandise, with each item priced at 99 cents. The 99 Cents Only Stores are typically two to three times larger than traditional dollar stores and this size advantage creates longer visits and higher average tickets. American Italian Pasta Company is the largest pasta producer in the U.S. and the second largest in the world. The company is the low-cost producer that also owns a strong branded portfolio. We expect free cash flow and Return on Equity to increase because the company recently completed a heavy capital spending cycle. Arbitron is the nation's dominant radio-audience measurement company. The company's ratings represent the industry standard for radio broadcasting. The company's status as the industry standard creates pricing power that produces operating margins in excess of 30%. Balchem Corporation, a specialty chemicals company that operates specialty products and encapsulates businesses. In the specialty products segment, Balchem is the leading supplier of ethylene oxide, a gas used by the medical device industry to sterilize products. In the encapsulates segment, the company has developed a proprietary technology to coat active ingredients and nutrients used in food production to keep food fresh and vitamins active. Once specified into a food product, the ingredient becomes an integral part of the product, providing Balchem with a recurring revenue stream. Consolidated Water develops and operates water utilities in areas where water is scarce, primarily in the Caribbean. The company is an attractive investment in the utility sector given Consolidated Water's unique niche expertise, long-term exclusive service contracts, additional revenue opportunities through leveraging its expertise to new geographies, and under-levered balance sheet. The company has benefited from the accretive effects of its recent large acquisitions. Diagnostic Products manufactures medical immunodiagnostic test kits that utilize state-of-the-art technology derived from immunology and molecular biology and accompanying automated laboratory instruments that perform blood tests in hospitals, laboratories, and doctors' offices. Inter-Tel provides communications systems, software, and services including telephones, PBX's, voice mail, and Internet telephony systems to medium-sized business customers. With many telecommunications providers in financial distress, Inter-Tel's strong financial position has proven to be an important selection criterion for customers and is allowing the company to gain market share.

     In addition to CSG Systems and Hanover Compressor, mentioned above, the Fund sold La-Z-Boy, Landauer, and Maxim Integrated Products. La-Z-Boy suffered from increased competition from Chinese imports. The company has managed import competition in its case-goods business (such as tables and dressers) by increased overseas sourcing of its own casegoods' products. Historically, upholstered furniture has been relatively immune from import competition because the bulk of recliners and sofas made overseas shipping too expensive. When we learned that China was building new upholstered furniture factories for export business, the Fund sold our holdings of La-Z-Boy. Landauer was sold from the fund when it reached an all-time high price and traded at approximately 21 times estimated 2003 earnings per share, which was near its all-time high valuation multiple. Maxim was sold from the Fund when its market capitalization grew too large at $12 billion for a small-mid cap fund.

OUTLOOK

     Our Fund continues to produce strong, consistent earnings growth from companies with under-leveraged balance sheets and with the stocks selling at discount valuations. That combination of quality, growth, and value is the source of our strong long-term performance. Lower quality companies can lead in an accelerating economy emerging from recession as occurred in 2003. However, we believe the combination of quality, growth, and value will come once again to the fore when the peak in the rate of the economic recovery is past. Economists believe that peak growth rate occurred in the 4th quarter of 2003.

                                                     PHOENIX-                            RUSSELL      RUSSELL
                                                      KAYNE      RUSSELL       S&P       2500(TM)     2500(TM)
                                                    SMALL-MID    2500(TM)     500(R)      GROWTH       VALUE
                                                     CAP FUND     INDEX      INDEX(2)    INDEX(3)     INDEX(4)
                                                    ---------   ----------   --------   ----------   ----------
QUALITY
Return on Equity--Past 5 Years                           21.0%        12.0%      21.4%        14.1%        10.7%
Long-Term Debt/Total Capital                             33.9%        42.8%      49.4%        33.5%        49.8%
Interest Expense Coverage                               11.61x        5.33x      5.77x        9.23x        4.01x
Earnings Variance--Past 10 Years                         36.6%        70.7%      50.2%        84.7%        62.5%
S&P Stock Ranking (A+, A, A-)                            41.0%        16.0%      50.0%        11.0%        20.0%

GROWTH
Earnings Per Share Growth--Past 5 Years                  17.4%         7.0%       7.7%        14.5%         2.7%
Earnings Per Share Growth--Past 10 Years                 17.6%         7.9%      11.4%        12.9%         5.5%
Dividend Per Share Growth--Past 5 Years                  11.3%         4.5%       8.8%         7.5%         3.5%
Dividend Per Share Growth--Past 10 Years                 11.4%         4.9%      10.1%         7.0%         4.3%
Capital Generation--{ROE X (1 - Payout)}                 18.0%         9.4%      15.2%        12.9%         7.4%

VALUE
P/E Ratio--Trailing 12 Months                            18.1x        28.9x      22.6x        38.7x        24.0x
Dividend Yield                                            0.8%         1.2%       1.6%         0.4%         1.8%

MARKET CHARACTERISTICS
$ Weighted Average Market Cap--4 Qtr. Average       $     2.3B  $      1.6B  $   84.6B  $      1.5B  $      1.6B
Largest Market Cap--4 Qtr. Average                  $    11.1B  $      5.1B  $  289.2B  $      4.7B  $      5.1B
Annualized Standard Deviation--Since Inception*          17.9%        20.7%      18.3%        29.8%        16.4%

Notes: Data as of December 31,2003
Data is obtained from the Frank Russell Company and CompuStat and is assumed to be reliable.

(2) THE S&P 500 INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.

(3) THE RUSSELL 2500 GROWTH INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF GROWTH-ORIENTED STOCKS OF THE SMALLEST 2,500 COMPANIES IN THE RUSSELL UNIVERSE, WHICH COMPRISES THE 3,000 LARGEST U.S. COMPANIES. THE INDEX IS CALCUALTED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED.

(4) THE RUSSELL 2500 VALUE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF VALUE-ORIENTED STOCKS OF THE SMALLEST 2,500 COMPANIES IN THE RUSSELL UNIVERSE, WHICH COMPRISES THE 3,000 LARGEST U.S. COMPANIES. THE INDEX IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED.

THE INDEXES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PHOENIX-KAYNE SMALL-MID CAP FUND

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/03

                                                          INCEPTION    INCEPTION
                                    1 YEAR     5 YEAR   TO 12/31/03      DATE
                                    ------     ------   -----------    ---------
     Class A Shares at NAV(2)        26.36%        --         13.54%     8/30/02
     Class a Shares at POP(3)        19.09         --          8.62      8/30/02

     Class B Shares at NAV(2)        25.45         --         12.70      8/30/02
     Class B Shares with CDSC(4)     21.45         --          9.81      8/30/02

     Class C Shares at NAV(2)        25.59         --         12.79      8/30/02
     Class C Shares with CDSC(4)     25.59         --         12.79      8/30/02

     Class X Shares at NAV(2)        26.71       7.15%        10.39     10/18/96

     Russell 2500 Stock Index(8)     45.51       9.40        Note 5       Note 5

     S&P 500 Index(9)                28.71      (0.57)       Note 6       Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 30.58% for Class A, Class B, Class C (since 8/30/02) and 10.71% for Class X (since 10/18/96).
(6) Index performance is 17.74% for Class A, Class B, Class C (since 8/30/02) and 8.06% for Class X (since 10/18/96).
(7) This chart illustrates NAV returns on Class X shares since inception. Returns on Class A, Class B and Class C shares will vary due to differing sales charges.
(8) The Russell 2500 Index is an unmanaged, commonly used measure of total return performance of smaller-capitalization stocks. The index's performance does not reflect sales charges.
(9) The S&P 500 Index is an unmanaged, commonly used measure of stock market total performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Because the fund holds a limited number of securities, it will be impacted by each security's performance more than a fund with a large number of holdings.

Small-Cap investing includes the risks or greater price volatility, less liquidity and increased competitive threat than those of larger, established companies.

GROWTH OF $10,000                                        PERIODS ENDING 12/31/03

[CHART]

             PHOENIX-KAYNE SMALL-MID CAP FUND CLASS X(7)   RUSSELL 2500 STOCK INDEX(8)    S&P 500 TOTAL RETURN INDEX(9)
10/18/96                                      $   10,000                    $   10,000                       $   10,000
12/31/96                                      $   10,400                    $   10,642                       $   10,474
12/31/97                                      $   12,424                    $   13,234                       $   13,970
12/31/98                                      $   14,433                    $   13,285                       $   17,988
12/31/99                                      $   14,958                    $   16,493                       $   21,789
12/29/2000                                    $   18,663                    $   17,197                       $   19,788
12/31/2001                                    $   19,857                    $   17,407                       $   17,438
12/31/2002                                    $   16,087                    $   14,309                       $   13,584
12/31/2003                                    $   20,384                    $   20,821                       $   17,484

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares do not include the effect of any sales charge. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                       12/31/03

[CHART]

As a percentage of equity holdings

Financials                 16.5%
Consumer Discretionary     15.9%
Health Care                16.2%
Information Technology     20.7%
Industrials                19.4%
Materials                   3.8%
Consumer Staples            3.4%
Energy                      3.3%
Utilities                   0.8%

                        See Notes to Financial Statements

TEN LARGEST HOLDINGS AT DECEMBER 31, 2003 (AS A PERCENTAGE OF NET ASSETS)

 1. Rent-A-Center, Inc.                                                        3.5%
    THE LARGEST RENT-TO-OWN RETAILER OF HOUSEHOLD PRODUCTS IN THE U.S.

 2. Catalina Marketing Corp.                                                   3.5%
    INVENTED ELECTRONIC COUPONS DELIVERED TO SHOPPERS AT THE POINT OF
    SALE AND TAILORED TO THEIR PURCHASES

 3. Reinsurance Group of America                                               3.5%
    THE NATION'S LEADING FACULTATIVE (NON-STANDARD RISKS) REINSURER
    OF LIFE INSURANCE

 4. Regis Corp.                                                                2.9%
    THE GLOBAL LEADER IN HAIR SALONS

 5. Microchip Technology, Inc.                                                 2.7%
    THE LEADING SEMICONDUCTOR COMPANY IN THE 8-BIT
    MICROCONTROLLER MARKET

 6. Teleflex Inc.                                                              2.7%
    MANUFACTURES PRODUCTS FOR AUTOMOTIVE, MARINE, INDUSTRIAL,
    MEDICAL AND AEROSPACE INDUSTRIES

 7. Fair, Isaac & Company, Inc.                                                2.7%
    CREDIT EVALUATION SYSTEM DEVELOPER

 8. Polaris Industries, Inc.                                                   2.6%
    THE WORLD'S NO.1 MANUFACTURER OF SNOWMOBILES AND A TOP MAKER
    OF ALL-TERRAIN VEHICLES (ATV'S) AND PERSONAL WATERCRAFT

 9. Medicis Pharmaceutical Corp.--Class A                                      2.5%
    A SPECIALTY PHARMACEUTICAL COMPANY FOCUSED ON DERMATOLOGY,
    PODIATRY AND PEDIATRICS.

10. Copart, Inc.                                                               2.4%
    THE LEADER IN SALVAGE VEHICLE AUCTIONS FOR AUTO INSURERS

                        INVESTMENTS AT DECEMBER 31, 2003

                                                              SHARES           VALUE
                                                          --------------   --------------
COMMON STOCKS--97.0%

ADVERTISING--3.5%
Catalina Marketing Corp.(b)(d)                                   275,910   $    5,562,346

AEROSPACE & DEFENSE--1.7%
HEICO Corp.--Class A                                             194,331        2,736,180

AIR FREIGHT & COURIERS--2.0%
C.H. Robinson Worldwide, Inc.                                     82,400        3,123,784

APPLICATION SOFTWARE--9.5%
FactSet Research Systems, Inc.(d)                                 91,850        3,509,589
Fair, Isaac and Company, Inc.                                     85,390        4,197,772
Jack Henry & Associates, Inc.                                    180,815        3,721,173
Reynolds & Reynolds, Inc.--Class A.                              122,762        3,566,236
                                                                           --------------
                                                                               14,994,770
                                                                           --------------
AUTO PARTS AND EQUIPMENT--0.7%
Federal Signal Corp.                                              59,807        1,047,819

BANKS--3.5%
National Commerce Financial Corp.                                125,730        3,429,914
Washington Federal, Inc.                                          74,045        2,102,878
                                                                           --------------
                                                                                5,532,792
                                                                           --------------
BIOTECHNOLOGY--2.3%
Techne Corp.(b)(d)                                                98,085        3,705,651

CONSTRUCTION & ENGINEERING--1.0%
Insituform Technologies, Inc.--Class A(b)(d)                      95,480   $    1,575,420

CONSUMER FINANCE--2.2%
World Acceptance Corp.(b)                                        176,000        3,504,160

DATA PROCESSING SERVICES--3.4%
Arbitron Inc.(b)                                                  63,700        2,657,564
Certegy, Inc.                                                     82,867        2,718,038
                                                                           --------------
                                                                                5,375,602
                                                                           --------------
DISTRIBUTORS--0.8%
Advanced Marketing Services, Inc.                                116,000        1,322,400

DIVERSIFIED COMMERCIAL SERVICES--5.8%
ABM Industries, Inc.                                             204,530        3,560,867
Cintas Corp.(d)                                                   68,565        3,437,163
Equifax, Inc.(d)                                                  88,385        2,165,433
                                                                           --------------
                                                                                9,163,463
                                                                           --------------
DIVERSIFIED FINANCIAL SERVICES--1.9%
Eaton Vance Corp.                                                 80,004        2,931,347

FOOD--DIVERSIFIED--1.1%
American Italian Pasta Co.--Class A(b)                            40,000        1,676,000

                        See Notes to Financial Statements

                                                              SHARES           VALUE
                                                          --------------   --------------
HEALTH CARE DISTRIBUTORS & SERVICES--4.8%
Hooper Holmes, Inc.                                              132,440   $      818,479
ICU Medical, Inc.(b)(d)                                          100,000        3,428,000
IMS Health, Inc.                                                 135,965        3,380,090
                                                                           --------------
                                                                                7,626,569
                                                                           --------------
HEALTH CARE EQUIPMENT--2.3%
Diagnostic Products Corp.                                         79,000        3,626,890

HOUSEHOLD PRODUCTS--2.2%
Lancaster Colony Corp.                                            77,300        3,490,868

INDUSTRIAL CONGLOMERATES--2.7%
Teleflex, Inc.                                                    87,410        4,224,525

INDUSTRIAL MACHINERY--0.9%
Donaldson Co., Inc.                                               25,100        1,484,916

INSURANCE BROKERS--3.2%
Brown & Brown, Inc.(d)                                           107,000        3,489,270
Stancorp Financial Group, Inc.                                    24,000        1,509,120
                                                                           --------------
                                                                                4,998,390
                                                                           --------------
LEISURE PRODUCTS--2.6%
Polaris Industries, Inc.(d)                                       47,000        4,163,260

MANAGED HEALTH CARE--1.9%
First Health Group Corp.(b)                                      153,200        2,981,272

NETWORKING EQUIPMENT--2.0%
Black Box Corp.                                                   67,995        3,132,530

OFFICE ELECTRONICS--4.1%
Inter-Tel, Inc.                                                  139,600        3,487,208
Zebra Technologies Corp.(b)                                       46,200        3,066,294
                                                                           --------------
                                                                                6,553,502
                                                                           --------------
OIL & GAS EQUIPMENT & SERVICES--1.1%
World Fuel Services Corp.                                         49,500        1,680,525

OIL & GAS EXPLORATION & PRODUCTION--2.1%
Devon Energy Corp.                                                59,129   $    3,385,727

PAPER PACKAGING--1.8%
Bemis Co.                                                         55,472        2,773,600

PHARMACEUTICALS--4.4%
King Pharmaceuticals, Inc.(b)                                    193,296        2,949,697
Medicis Pharmaceutical Corp.--Class A                             55,800        3,978,540
                                                                           --------------
                                                                                6,928,237
                                                                           --------------
PROPERTY & CASUALTY INSURANCE--1.7%
Cincinnati Financial Corp.                                        66,055        2,766,383

REINSURANCE--3.5%
Reinsurance Group of America, Inc.                               143,100        5,530,815

RETAIL--2.0%
99 Cents Only Stores, Inc.(b)                                    118,000        3,213,140

SEMICONDUCTORS--2.7%
Microchip Technology, Inc.(d)                                    129,000        4,303,440

SPECIALTY CHEMICALS--1.9%
Balchem Corp.                                                     14,300          326,040
Valspar Corp.                                                     54,520        2,694,378
                                                                           --------------
                                                                                3,020,418
                                                                           --------------
SPECIALTY STORES--8.9%
Copart, Inc.(b)                                                  231,000        3,811,500
Regis Corp.                                                      117,000        4,623,840
Rent-A-Center, Inc.(b)                                           186,250        5,565,150
                                                                           --------------
                                                                               14,000,490
                                                                           --------------
WATER--0.8%
Consolidated Water Co., Ltd.                                      64,500        1,293,225

-----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $129,939,741)                                                153,430,456
-----------------------------------------------------------------------------------------

                        See Notes to Financial Statements

                                             STANDARD
                                             & POOR'S          PAR
                                              RATING          VALUE
                                            (UNAUDITED)       (000)            VALUE
                                            -----------   --------------   --------------
SHORT-TERM OBLIGATIONS--17.0%(c)

TIME DEPOSITS--8.4%
Bank of Montreal, 1.06%, 1/15/04               A-1+       $        6,190   $    6,190,491
Credit Agricole Indosuez, 1.08%, 1/6/04        A-1+                7,089        7,088,935
                                                                           --------------
                                                                               13,279,426
                                                                           --------------
REPURCHASE AGREEMENTS--4.5%
Credit Suisse First Boston Corporation,
(Dated 12/31/03), 1.04%, Due 1/2/04
(Repurchased proceeds $7,089,137);
Collateralized by $7,230,714 in various
investment grade corporate bonds
and commercial papers with interest
range of 3.45% to 8.62%                                            7,089        7,088,935

                                                              SHARES           VALUE
                                                          --------------   --------------
MONEY MARKET MUTUAL FUNDS--4.1%
Merrill Lynch Premier Institutional Fund                         506,599   $      506,599
Merrimac Cash Fund--Premium Class                              6,025,595        6,025,595
                                                                           --------------
                                                                                6,532,194
                                                                           --------------

-----------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $26,900,555)                                                  26,900,555
-----------------------------------------------------------------------------------------

TOTAL INVESTMENTS--114.0%
(IDENTIFIED COST $156,840,296)                                             $  180,331,011(a)

Other assets and liabilities, net--(14.0)%                                    (22,131,926)
                                                                           --------------
NET ASSETS--100.0%                                                         $  158,199,085
                                                                           ==============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $30,448,553 and gross depreciation of $6,957,838 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $156,840,296.
(b) Non income producing.
(c) Represents securities purchased with cash collateral received for securities on loan.
(d) All or a portion of this security was on loan as of December 31, 2003.

                        See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS
Investments securities at value
  including $26,027,622 of securities on loan
  (Identified cost $156,840,296)                               $     180,331,011
Cash                                                                   6,506,359
Receivables
  Fund shares sold                                                     1,163,913
  Dividends and interest                                                 141,922
  Securities loan earnings                                                10,652
Prepaid expenses                                                          20,108
                                                               -----------------
    Total Assets                                                     188,173,965
                                                               -----------------
LIABILITIES
Payables
  Securities purchased                                                 2,772,951
  Fund shares repurchased                                                 47,872
  Collateral on securities loaned                                     26,900,555
  Investment advisory fee                                                110,804
  Distribution and service fees                                           53,843
  Transfer agent fee                                                      16,471
  Administration fee                                                      15,540
  Financial agent fee                                                      6,448
  Trustees' fee                                                            2,030
Accrued expenses                                                          48,366
                                                               -----------------
    Total liabilities                                                 29,974,880
                                                               -----------------
NET ASSETS                                                     $     158,199,085
                                                               =================
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $     147,634,707
Accumulated net realized loss                                        (12,926,337)
Net unrealized appreciation                                           23,490,715
                                                               -----------------
NET ASSETS                                                     $     158,199,085
                                                               =================
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $39,656,129)                     2,189,026
Net asset value per share                                      $           18.12
Offering price per share $18.12/(1-5.75%)                      $           19.23

CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $2,708,707)                        150,986
Net asset value and offering price per share                   $           17.94

CLASS C
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $12,565,291)                       699,804
Net asset value and offering price per share                   $           17.96

CLASS X
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $103,268,958)                    5,681,929
Net asset value and offering price per share                   $           18.17

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Dividends                                                      $       1,061,641
Interest                                                                   6,683
Income from securities loaned, net                                        44,574
                                                               -----------------
    Total investment income                                            1,112,898
                                                               -----------------
EXPENSES
Investment advisory fee                                                1,037,267
Service fees, Class A                                                     38,901
Distribution and service fees, Class B                                    15,394
Distribution and service fees, Class C                                    59,049
Administration                                                            89,131
Transfer agent fee                                                       139,238
Financial agent fee                                                       68,290
Registration                                                              59,881
Printing                                                                  43,993
Custodian                                                                 30,508
Professional                                                              29,231
Trustees                                                                  14,063
Miscellaneous                                                             29,155
                                                               -----------------
    Total expenses                                                     1,654,101
                                                               -----------------
NET INVESTMENT LOSS                                                     (541,203)
                                                               -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                      (4,057,120)
Net change in unrealized appreciation (depreciation) on
  investments                                                         35,896,645
                                                               -----------------
NET GAIN ON INVESTMENTS                                               31,839,525
                                                               -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $      31,298,322
                                                               =================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED         YEAR ENDED
                                                                                    12/31/03           12/31/02
                                                                                 ---------------    ---------------
FROM OPERATIONS
  Net investment income (loss)                                                   $      (541,203)   $      (432,968)
  Net realized gain (loss)                                                            (4,057,120)        (2,593,808)
  Net change in unrealized appreciation (depreciation)                                35,896,645        (22,593,792)
                                                                                 ---------------    ---------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     31,298,322        (25,620,568)
                                                                                 ---------------    ---------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,365,960 and 146,581 shares, respectively)          38,107,253          2,103,515
  Cost of shares repurchased (322,337 and 1,178 shares, respectively)                 (5,285,348)           (16,705)
                                                                                 ---------------    ---------------
Total                                                                                 32,821,905          2,086,810
                                                                                 ---------------    ---------------
CLASS B
  Proceeds from sales of shares (124,511 and 43,790 shares, respectively)              1,925,053            639,229
  Cost of shares repurchased (17,313 and 2 shares, respectively)                        (278,692)               (30)
                                                                                 ---------------    ---------------
Total                                                                                  1,646,361            639,199
                                                                                 ---------------    ---------------
CLASS C
  Proceeds from sales of shares (699,943 and 39,973 shares, respectively)             10,745,910            582,457
  Cost of shares repurchased (40,105 and 7 shares, respectively)                        (621,347)              (100)
                                                                                 ---------------    ---------------
Total                                                                                 10,124,563            582,357
                                                                                 ---------------    ---------------
CLASS X
  Proceeds from sales of shares (1,716,610 and 6,136,774 shares, respectively)        25,334,280        104,014,998
  Net asset value of shares issued from reinvestment of distributions
    (0 and 582 shares, respectively)                                                          --              8,158
  Cost of shares repurchased (2,874,955 and 4,672,212 shares, respectively)          (44,421,603)       (75,454,186)
                                                                                 ---------------    ---------------
Total                                                                                (19,087,323)        28,568,970
                                                                                 ---------------    ---------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           25,505,506         31,877,336
                                                                                 ---------------    ---------------
  NET INCREASE (DECREASE) IN NET ASSETS                                               56,803,828          6,256,768

NET ASSETS
  Beginning of period                                                                101,395,257         95,138,489
                                                                                 ---------------    ---------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $0 AND $0, RESPECTIVELY]                                                  $   158,199,085    $   101,395,257
                                                                                 ===============    ===============

                        See Notes to Financial Statements

PHOENIX-KAYNE SMALL-MID CAP FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS X
                                            -----------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                               2003              2002            2001            2000            1999
Net asset value, beginning of period        $     14.34       $     17.70     $     17.19     $     14.82     $     15.04
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    (0.05)(5)         (0.06)          (0.01)           0.04            0.07
  Net realized and unrealized gain (loss)          3.88             (3.30)           1.15            3.54            0.47
                                            -----------       -----------     -----------     -----------     -----------
       TOTAL FROM INVESTMENT OPERATIONS            3.83             (3.36)           1.14            3.58            0.54
                                            -----------       -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS
  From net investment income                         --                --           (0.01)          (0.04)          (0.07)
  From net realized gain                             --                --           (0.62)          (1.17)          (0.69)
  From paid-in capital                               --                --              --              --              --
                                            -----------       -----------     -----------     -----------     -----------
       TOTAL DISTRIBUTIONS                           --                --           (0.63)          (1.21)          (0.76)
                                            -----------       -----------     -----------     -----------     -----------
Change in net asset value                          3.83             (3.36)           0.51            2.37           (0.22)
                                            -----------       -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD              $     18.17       $     14.34     $     17.70     $     17.19     $     14.82
                                            ===========       ===========     ===========     ===========     ===========
Total return                                      26.71%           (18.98)%          6.40%          24.77%           3.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $   103,269       $    98,112     $    95,138     $    42,560     $    46,997

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.26%             1.22%           1.17%           1.29%           1.30%(1)
  Net investment income (loss)                    (0.35)%           (0.38)%         (0.14)%          0.26%           0.53%
Portfolio turnover rate                              17%               16%             17%             50%             50%

                                                        CLASS A                                  CLASS B
                                            ---------------------------------        ---------------------------------
                                             YEAR ENDED        FROM INCEPTION         YEAR ENDED        FROM INCEPTION
                                            DECEMBER 31,         8/30/02 TO          DECEMBER 31,         8/30/02 TO
                                                2003              12/31/02               2003              12/31/02
                                            ------------       --------------        ------------       --------------
Net asset value, beginning of period        $      14.34       $        15.29        $      14.30       $        15.29
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     (0.09)(5)            (0.02)              (0.20)(5)            (0.02)
  Net realized and unrealized gain (loss)           3.87                (0.93)               3.84                (0.97)
                                            ------------       --------------        ------------       --------------
       TOTAL FROM INVESTMENT OPERATIONS             3.78                (0.95)               3.64                (0.99)
                                            ------------       --------------        ------------       --------------
LESS DISTRIBUTIONS
  From net investment income                          --                   --                  --                   --
  From net realized gain                              --                   --                  --                   --
                                            ------------       --------------        ------------       --------------
       TOTAL DISTRIBUTIONS                            --                   --                  --                   --
                                            ------------       --------------        ------------       --------------
Change in net asset value                           3.78                (0.95)               3.64                (0.99)
                                            ------------       --------------        ------------       --------------
NET ASSET VALUE, END OF PERIOD              $      18.12       $        14.34        $      17.94       $        14.30
                                            ============       ==============        ============       ==============
Total return(2)                                    26.36%               (6.21)%(3)          25.45%               (6.47)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $     39,656       $        2,086        $      2,709       $          626

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.51%                1.47%(4)            2.26%                2.22%(4)
  Net investment income (loss)                     (0.60)%              (0.62)%(4)          (1.35)%              (1.37)%(4)
Portfolio turnover rate                               17%                  16%(3)              17%                  16%(3)

                                                        CLASS C
                                            ---------------------------------
                                             YEAR ENDED        FROM INCEPTION
                                            DECEMBER 31,         8/30/02 TO
                                                2003              12/31/02
                                            ------------       --------------
Net asset value, beginning of period        $      14.31       $        15.29
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     (0.20)(5)            (0.03)
  Net realized and unrealized gain (loss)           3.85                (0.95)
                                            ------------       --------------
       TOTAL FROM INVESTMENT OPERATIONS             3.65                (0.98)
                                            ------------       --------------
LESS DISTRIBUTIONS
  From net investment income                          --                   --
  From net realized gain                              --                   --
                                            ------------       --------------
       TOTAL DISTRIBUTIONS                            --                   --
                                            ------------       --------------
Change in net asset value                           3.65                (0.98)
                                            ------------       --------------
NET ASSET VALUE, END OF PERIOD              $      17.96       $        14.31
                                            ============       ==============
Total return(2)                                    25.59%               (6.47)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $     12,565       $          572

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                2.26%                2.22%(4)
  Net investment income (loss)                     (1.35)%              (1.37)%(4)
Portfolio turnover rate                               17%                  16%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.34% for the period ended December 31, 1999.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not annualized.
(4) Annualized.
(5) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

1.  ORGANIZATION

   Phoenix-Kayne Funds (the "Trust") was organized as a Delaware business trust on May 29, 1996 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust currently consists of five separate series: California Intermediate Tax-Free Bond Fund, Intermediate Total Return Bond Fund, International Fund, Rising Dividends Fund (formerly, the "Large Cap Fund") and Small-Mid Cap Fund (each a "Fund" and collectively the "Funds").

   The California Intermediate Tax-Free Bond Fund is a non-diversified fund and seeks current income exempt from federal and California state income tax. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

   The Intermediate Total Return Bond Fund is a diversified fund and seeks to obtain maximum total return, primarily through current income, with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

   The International Fund is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the United States.

   The Rising Dividends Fund is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies generally having a total market capitalization of $5 billion or more.

   The Small-Mid Cap Fund is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies included in the Russell 2500 Index.

   The Trust offers Class X shares on each Fund. Additionally, the Trust offers three additional classes of shares, Class A, Class B and Class C shares on Rising Dividends Fund, Small-Mid Cap Fund and International Fund. Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A.  SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. As required, some investments are valued at fair value as determined in good faith by or under the direction of the Trustees.

B.  SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.  INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D.  DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E.  SECURITIES LENDING TRANSACTIONS:

   The Funds receive compensation in the form of fees, or retain a portion of interest of any cash received as collateral for lending their securities. The Funds also continue to receive interest and dividends on securities loaned. The loans are secured by collateral (102% for US dollar denominated securities and 105% for non-US denominations) consisting of cash, U.S. government securities or letters of credit. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

F.  FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G.  FORWARD CURRENCY CONTRACTS:

   The International Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparts, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

H.  EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I.  REPURCHASE AGREEMENTS

   A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

J.  FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries at risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which greatest percentage of company revenue is generated.

3.  INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   The Adviser, Kayne Anderson Rudnick Investment Management, LLC provides the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). The majority interest of the Adviser is owned by Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). The Adviser furnishes all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the following annual rates:

California Intermediate Tax-Free Bond Fund          0.50%
Intermediate Total Return Bond Fund                 0.50%
International Fund                                  0.95%
Rising Dividends Fund                               0.75%
Small-Mid Cap Fund                                  0.85%

   For the year ended December 31, 2003, the Funds incurred the following advisory fees:

California Intermediate Tax-Free Bond Fund      $   181,533
Intermediate Total Return Bond Fund                 217,554
International Fund                                  464,735
Rising Dividends Fund                               738,917
Small-Mid Cap Fund                                1,037,267

   The Funds are responsible for their own operating expenses. The Adviser has agreed to limit each Fund's total operating expenses by reducing all or a portion of its fees and reimbursing each Fund for expenses, excluding interest, so that their ratio of expenses to average net assets will not exceed the following levels:

                                     CLASS X   CLASS A   CLASS B   CLASS C
                                     -------   -------   -------   -------
California Intermediate Tax-Free
   Bond Fund                         0.75%      N/A       N/A       N/A
Intermediate Total Return
   Bond Fund                         0.95       N/A       N/A       N/A
International Fund                   1.40      1.65%     2.40%     2.40%
Rising Dividends Fund                1.20      1.45      2.20      2.20
Small-Mid Cap Fund                   1.30      1.55      2.30      2.30

   Any fee waived and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended December 31, 2003, the Adviser waived fees and paid expenses of $100,802, and $162,514 for the California Intermediate Tax-Free Bond Fund and International Fund, respectively.

   At December 31, 2003, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Funds are as follows:

California Intermediate Tax-Free Bond Fund       $  207,476
International Fund                                  162,514

No fees were recouped for the year ended December 31, 2003.

   At December 31, 2003, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                                             DECEMBER 31,
                                                  ---------------------------------
FUNDS:                                               2004        2005       2006
------                                            ---------    --------   ---------
California Intermediate Tax-Free Bond Fund        $  30,868    $ 75,806   $ 100,802
International Fund                                       --          --     162,514

   Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

   U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and auditors; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, each Fund pays the Administrator an annual fee equal to 0.075% of the first $40 million of the average daily net assets, 0.050% of the next $40 million, 0.025% of the next $40 million, and 0.010% thereafter, subject to a minimum annual fee.

   Phoenix Equity Planning Corporation, ("PEPCO") an indirect, wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions and deferred sales charges for the year ended December 31, 2003 as follows:

                          CLASS A       CLASS B         CLASS C
                        NET SELLING     DEFERRED        DEFERRED
                        COMMISSIONS   SALES CHARGES   SALES CHARGES
                        -----------   -------------   -------------
International Fund      $     1,259   $          --   $          55
Rising Dividends Fund         6,960           1,029             337
Small-Mid Cap Fund           22,795           1,093           1,933

   In addition to these amounts, the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions:

International Fund                               $     10
Rising Dividends Fund                               5,469
Small-Mid Cap Fund                                  1,736

   The International, Rising Dividends and Small-Mid Cap Funds pay PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and C shares applied to the daily average net assets of each respective class. The distributor has advised the Trust that the total amount expensed for the year ended December 31, 2003 is as follows:

                                                DISTRIBUTION AND/OR   DISTRIBUTION AND/OR
                          DISTRIBUTION AND/OR       SERVICE FEES         SERVICE FEES
                             SERVICE FEES             PAID TO              PAID TO
                              RETAINED BY          UNAFFILIATED         W.S. GRIFFITH
                             DISTRIBUTOR           PARTICIPANTS        SECURITIES, INC.
                          -------------------   -------------------   -------------------
International Fund           $    13,956            $       890           $        3
Rising Dividends Fund             28,016                 20,248                  848
Small-Mid Cap Fund                87,854                 24,405                1,085

   W.S. Griffith Securities, Inc. is an indirect subsidiary of PNX.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2003, transfer agent fees were $349,240 as reported in the Statements of Operations, of which PEPCO retained the following:

                                                 TRANSFER AGENT FEE
                                                  RETAINED (PAID)
                                                 ------------------
California Intermediate Tax-Free Bond Fund         $     (4,551)
Intermediate Total Return Bond Fund                      (4,551)
International Fund                                      (17,597)
Rising Dividends Fund                                    (2,927)
Small-Mid Cap Fund                                       20,924

   At December 31, 2003, PNX and affiliates and the retirement plans of PNX and affiliates held Phoenix-Kayne Fund shares which aggregated the following:

                                                     AGGREGATE
                                                     NET ASSET
                                          SHARES       VALUE
                                          ------    -----------
International Fund
--Class A                                 10,611    $   108,335
--Class B                                 10,582        107,302
--Class C                                 10,582        107,302
Rising Dividends Fund
--Class A                                  7,406        108,428
--Class B                                  7,403        107,492
--Class C                                  7,399        107,440
Small-Mid Cap Fund
--Class A                                  6,540        113,015
--Class B                                  6,540        112,034
--Class C                                  6,540        112,099

4.  PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, the cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, were as follows:

FUND                                            PURCHASES           SALES
----                                          -------------     -------------
California Intermediate Tax-Free Bond Fund    $  17,261,045     $  11,777,095
Intermediate Total Return Bond Fund              10,622,650        13,329,989
International Fund                               22,962,131        34,543,147
Rising Dividends Fund                            39,380,609        24,091,497
Small-Mid Cap Fund                               40,516,268        20,250,939

   The Intermediate Total Return Bond Fund purchased $6,028,691 and sold $1,050,000 in U.S. Government securities. There were no purchases or sales of U.S. Government securities by California Intermediate Tax-Free Bond Fund, International Fund, Rising Dividends Fund and Small-Mid Cap Fund.

5.  CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

   The California Intermediate Tax-Free Bond Fund invests primarily in California municipal securities and is more susceptible to economic, political and other developments that may adversely affect issuers of such securities, than a more geographically diversified fund. Such developments could result in certain adverse consequences including impairing the market value and marketability of the securities, as well as impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

6.  PORTFOLIO SECURITIES LOANED

   As of December 31, 2003, the following Funds loaned common stocks and received the following collateral for the loans:

                                 FAIR VALUE    COLLATERAL VALUE
                                -------------  ----------------
International Fund              $   1,346,751   $   1,433,700
Rising Dividends Fund               1,954,312       2,023,540
Small-Mid Cap Fund                 26,027,622      26,900,555

7.  OTHER

   As of December 31, 2003, the Funds had individual shareholders and omnibus shareholder accounts (which are comprised of several individual shareholders) which individually amounted to more than 10% of total shares outstanding as detailed below. None of the accounts are affiliated with PNX. In addition, affiliate holdings are presented in the table located within Note 3.

California Intermediate Tax-Free Bond Fund       1 Omnibus Accounts    11.08%
                                                 2 shareholders        62.80%
Intermediate Total Return Bond Fund              2 Omnibus Accounts    31.79%
International Fund                               2 Omnibus Accounts    35.66%
Rising Dividends Fund                            1 Omnibus Account     10.36%

8.  TAX MATTERS

   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                       INTERNATIONAL   RISING DIVIDENDS    SMALL-MID CAP
EXPIRATION DATE            FUND              FUND              FUND
---------------        -------------   ----------------    -------------
2006                              --                 --    $   5,032,416*
2009                   $   2,522,232   $      2,968,666        1,242,993
2010                      14,384,915         10,373,748          826,352
2011                       7,167,821          4,873,757        5,824,576
                       -------------   ----------------    -------------
   Total                  24,074,968         18,216,171       12,926,337
                       =============   ================    =============

* UTILIZATION OF THIS CAPITAL LOSS CARRYFORWARD WHICH AROSE IN CONNECTION WITH THE TAX-FREE REORGANIZATION WITH SEFTON SMALL COMPANY VALUE FUND IS LIMITED BY FEDERAL INCOME TAX REGULATIONS TO $5,032,416.

   The Funds may not realize the benefit of these losses to the extent they do not realize gains on investments prior to the expiration of the capital loss carryovers.

   The components of distributable earnings on tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of the following:

                                              UNDISTRIBUTED   UNDISTRIBUTED
                                                 ORDINARY       LONG-TERM
                                                  INCOME      CAPITAL GAINS
                                              -------------   -------------
California Intermediate Tax-Free Bond Fund    $       5,176   $     127,148
Intermediate Total Return Bond Fund                  11,668          83,069
International Fund                                   16,556              --
Rising Dividends Fund                               468,303              --
Small-Mid Cap Fund                                       --              --

   Under current tax law, foreign currency and capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2003, the Funds deferred post-October losses and recognized prior year post-October losses as follows:

                                               DEFERRED     RECOGNIZED
                                               --------     -----------
California Intermediate Tax-Free Bond Fund     $      --    $        --
Intermediate Total Return Bond Fund                   --             --
International Fund**                                  --             --
Rising Dividends Fund                                 --      1,518,318
Small-Mid Cap Fund                                    --      1,767,456

** THE INTERNATIONAL FUND HAS ELECTED DECEMBER 31 AS ITS YEAR END FOR EXCISE TAX
   PURPOSE.

   For the year ended December 31, 2003, the California Intermediate Tax-Free Bond Fund distributed $1,357,287 of exempt-interest dividends.

9.  RECLASS OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Funds. As of December 31, 2003, the following Funds recorded reclassifications to increase (decrease) the accounts listed below:

                                           UNDISTRIBUTED          ACCUMULATED       CAPITAL PAID IN
                                          NET INVESTMENT         NET REALIZED         ON SHARES OF
                                           INCOME (LOSS)          GAIN(LOSS)       BENEFICIAL INTEREST
                                          --------------         ------------      -------------------
California Intermediate Tax-Free Bond
  Fund                                    $           49         $         --       $           (49)
Intermediate Total Return Bond Fund                   --                   --                    --
International Fund                              (152,353)             152,375                   (22)
Rising Dividends Fund                                 --                   --                    --
Small-Mid Cap Fund                               541,203            1,698,482            (2,239,685)

10. PROXY VOTING PROCEDURES

   The Adviser of the Phoenix-Kayne Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures, free of charge, by calling "toll-free" 800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             TAX NOTICE (UNAUDITED)

For federal income tax purposes, 99.8% of the income dividends paid by the California Intermediate Tax-Free Bond Fund qualify as exempt-interest dividends. 100% of the income dividends earned by the Rising Dividends Fund qualify as corporate dividend received deduction income.

Effective for the calendar year 2003, qualified dividends will be taxed at a lower rate for individual shareholders. 100% of the ordinary income dividends distributed by the International Fund and Rising Dividends Fund and applicable to qualifying dividends received after January 1, 2003 will qualify for the lower tax rate. The Funds plan to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.

For the year ended December 31, 2003 the following funds designated long-term capital gains dividends:

California Intermediate Tax-Free Bond Fund    $    179,694
Intermediate Total Return Bond Fund                267,833

   This report is not authorized for distribution to prospective investors in the Phoenix-Kayne Funds unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                         REPORT OF INDEPENDENT AUDITORS

[PRICEWATERHOUSECOOPERS LOGO]

To the Board of Trustees and Shareholders of Phoenix-Kayne Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Kayne Rising Dividends Fund, Phoenix-Kayne Small-Mid Cap Fund, Phoenix-Kayne International Fund, Phoenix-Kayne Intermediate Total Return Bond Fund, and Phoenix-Kayne California Intermediate Tax-Free Bond Fund (each a series of the Phoenix-Kayne Funds) (the "Funds") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of December 31, 2002 and for the periods then ended were audited by other independent accountants whose report dated January 24, 2003 expressed an unqualified opinion on those statements.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2004

PHOENIX-KAYNE FUNDS
FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

                              INDEPENDENT TRUSTEES

                                                          NUMBER OF
                                                        PORTFOLIOS IN
                                                        FUND COMPLEX                    PRINCIPAL OCCUPATION(S)
         NAME, (AGE), AND              LENGTH OF         OVERSEEN BY                    DURING PAST 5 YEARS AND
              ADDRESS                 TIME SERVED          TRUSTEE                OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway                     Served since            35          Chairman, Rittenhouse Advisors, LLC (consulting
Rittenhouse Advisors, LLC            November 2002.                      firm) since 2001. Trustee/Director, Realty
101 Park Avenue                                                          Foundation of New York (1972-present), Josiah Macy,
New York, NY 10178                                                       Jr., Foundation (1975- present), Pace University
DOB: 8/2/29                                                              (1978-present), New York Housing Partnership
                                                                         Development Corp. (Chairman) (1981-present), Greater
                                                                         New York Councils, Boy Scouts of America
                                                                         (1985-present), The Academy of Political Science
                                                                         (Vice Chairman) (1985-present), Urstadt Biddle
                                                                         Property Corp. (1989-present). Chairman,
                                                                         Metropolitan Transportation Authority (1992-2001).
                                                                         Director, Trism, Inc. (1994-2001), Consolidated
                                                                         Edison Company of New York, Inc. (1970-2002),
                                                                         Atlantic Mutual Insurance Company (1974- 2002),
                                                                         Centennial Insurance Company (1974-2002), Union
                                                                         Pacific Corp. (1978-2002), BlackRock Freddie Mac
                                                                         Mortgage Securities Fund (Advisory Director)
                                                                         (1990-2000), Accuhealth (1994-2002), The Harlem Youth
                                                                         Development Foundation (1998-2002).

Harry Dalzell-Payne                  Served since            35          Currently retired.
The Flat, Elmore Court               November 2002.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

Geraldine M. McNamara                Served since            35          Managing Director, U.S. Trust Company of New York
United States Trust Company of NY    November 2002.                      (private bank) (1982-present).
114 West 47th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                    Served since            35          Currently retired, Vice President, W.H. Reaves and
W.H. Reaves and Company              November 2002.                      Company (investment management)
10 Exchange Place                                                        (1993-2003).
Jersey City, NJ 07302
DOB: 5/6/28

                               INTERESTED TRUSTEE
The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                          NUMBER OF
                                                        PORTFOLIOS IN
                                                        FUND COMPLEX                    PRINCIPAL OCCUPATION(S)
 NAME, (AGE), ADDRESS AND              LENGTH OF         OVERSEEN BY                    DURING PAST 5 YEARS AND
  POSITION(S) WITH TRUST             TIME SERVED          TRUSTEE                OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
*Philip R. McLoughlin                Served since            78          Consultant, Phoenix Investment Partners Ltd.
56 Prospect Street                   November 2002.                      (2002-present). Director, PXRE Corporation
Hartford, CT 06115-0480                                                  (Delaware) (1985-present), World Trust Fund
DOB: 10/23/46                                                            (1991-present). Chairman (1997-2002), Director
                                                                         (1995-2002), Vice Chairman (1995-1997) and Chief
Chairman                                                                 Executive Officer (1995-2002), Phoenix Investment
                                                                         Partners, Ltd. Director and Executive Vice
                                                                         President, The Phoenix Companies, Inc. (2000-2002).
                                                                         Director (1994-2002) and Executive Vice President,
                                                                         Investments (1987-2002), Phoenix Life Insurance
                                                                         Company. Director (1983-2002) and Chairman
                                                                         (1995-2002), Phoenix Investment Counsel, Inc.
                                                                         Director (1982-2002) and President (1990-2000),
                                                                         Phoenix Equity Planning Corporation. Chairman and
                                                                         President, Phoenix/Zweig Advisers LLC (2001-2002).
                                                                         Director (2001-2002) and President (April
                                                                         2002-September 2002), Phoenix Investment Management
                                                                         Company. Director and Executive Vice President,
                                                                         Phoenix Life and Annuity Company (1996-2002).
                                                                         Director (1995-2000) and Executive Vice President
                                                                         (1994-2002), PHL Variable Insurance Company.
                                                                         Director, Phoenix National Trust Holding Company
                                                                         (2001-2002). Director (1985-2002) and Vice President
                                                                         (1986-2002), PM Holdings, Inc. Director, W.S.
                                                                         Griffith Associates, Inc. (1995-2002). Director
                                                                         (1992-2002) and President (1993-1994), W.S. Griffith
                                                                         Securities, Inc.

*Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                     POSITION(S) HELD WITH
      NAME, (AGE), AND                TRUST AND LENGTH OF                       PRINCIPAL OCCUPATION(S)
          ADDRESS                          TIME SERVED                            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
Allan M. Rudnick                   President and Chief          President and Chief Investment Officer, Kayne Anderson
Kayne Anderson Rudnick             Investment Officer since     Rudnick Investment Management, LLC (1989-present).
Investment Management, LLC         1995; Chief Executive
1800 Avenue of the Stars           Officer since 2002; Trustee
Suite 200                          (1995-2002).
Los Angeles, CA 90067
DOB: 6/20/40

William R. Moyer                   Executive Vice President     Executive Vice President and Chief Financial Officer
56 Prospect Street                 since 2002.                  (1999-present), Senior Vice President and Chief Financial
Hartford, CT 06115-0480                                         Officer (1995-1999), Phoenix Investment Partners, Ltd.
DOB: 8/16/44                                                    Director (1998-present), Senior Vice President, Finance
                                                                (1990-present), Chief Financial Officer (1996-present), and
                                                                Treasurer (1998-present), Phoenix Equity Planning
                                                                Corporation. Director (1998-present), Senior Vice President
                                                                (1990-present), Chief Financial Officer (1996-present) and
                                                                Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                                Senior Vice President and Chief Financial Officer, Duff &
                                                                Phelps Investment Management Co. (1996-present). Vice
                                                                President, Phoenix Fund Complex (1990-present).

John F. Sharry                     Executive Vice President     President, Private Client Group (1999-present), Executive
56 Prospect Street                 since 2002.                  Vice President, Retail Division (1997-1999), Phoenix
Hartford, CT 06115-0480                                         Investment Partners, Ltd. President, Private Client Group,
DOB: 3/28/52                                                    Phoenix Equity Planning Corporation (2000-present).
                                                                Executive Vice President, Phoenix Fund Complex
                                                                (1998-present).

Ralph Walter                       Chief Operating Officer and  Chief Operating Officer and Treasurer, Kayne Anderson
Kayne Anderson Rudnick Investment  Treasurer since 2000; Chief  Rudnick Investment Management, LLC (2000-present). Chief
Management, LLC                    Financial Officer since      Administrative Officer, ABN AMRO (1986-2000).
1800 Avenue of the Stars           2002.
Suite 200
Los Angeles, CA 90067
DOB: 11/25/46

Richard J. Wirth                   Vice President, Secretary    Vice President and Insurance and Investment Products Counsel
One AmericanRow                    and Counsel since 2002.      (2002-present), Counsel (1993-2002), Phoenix Life Insurance
Hartford, CT 06102                                              Company. Secretary, Phoenix Funds Complex (2002-present).
DOB: 11/14/58

                 (This page has been left blank intentionally.)

PHOENIX-KAYNE FUNDS
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067

TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
Geraldine M. McNamara
Everett L. Morris
Philip R. McLoughlin

OFFICERS
Allan M. Rudnick, President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Ralph Walter, Treasurer
Richard J. Wirth, Secretary

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

INVESTMENT ADVISER
Kayne Anderson Rudnick Investment Management,
LLC
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

HOW TO CONTACT US
Mutual Fund Services                     1-800-243-1574
Advisor Consulting Group                 1-800-231-4361
Text Telephone                           1-800-243-1926

Website
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

[PHOENIX INVESTMENT PARTNERS, LTD. LOGO]

A MEMBER OF THE PHOENIX COMPANIES, INC.

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PhoenixInvestments.com.


PXP 1739 (2/04)

                                                                      PRSRT STD
                                                                      US POSTAGE
                                                                         PAID
                                                                      PERMIT #6
                                                                      HUDSON, MA
                                                                         01749


PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

[PHOENIX INVESTMENT PARTNERS, LTD. LOGO]

A MEMBER OF THE PHOENIX COMPANIES, INC.


For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PhoenixInvestments.com.


PXP 1739 (2/04)

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

A COPY OF THE REGISTRANT'S CODE OF ETHICS IS FILED HEREWITH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees of the Funds has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------
(a) The aggregate fees billed for the fiscal years ended December 31, 2003 and 2002 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $102,600 and $51,000, respectively.

Audit-Related Fees
------------------
(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees
--------
(c) The aggregate fees billed in the fiscal years ended December 31, 2003 and 2002 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,500 and $5,000, respectively. "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Funds to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Funds' federal income and excise tax returns.

All Other Fees
--------------
(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      The Phoenix-Kayne Funds (the "Trust") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Trust and those non-audit services provided to the Trust's Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval"). The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) The percentage of services described in each of paragraphs (b) through
      (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    2003      2002
                    ----      ----
               (b)   N/A       N/A
               (c)  100%      100%
               (d)   N/A       N/A

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2003 and 2002 of the registrant was $46,250 and $29,000, respectively.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)  (1) CODE OF ETHICS.  Filed herewith.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         (Registrant) PHOENIX-KAYNE FUNDS

         By (Signature and Title)* /s/ ALLAN M. RUDNICK
                                  -------------------------------------
                                       Allan M. Rudnick, President

         Date    March 4, 2004
              ----------------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)* /s/ ALLAN M. RUDNICK
                                   ----------------------------------
                                        Allan M. Rudnick, President

         Date   March 4, 2004
             --------------------------------------------------------

         By (Signature and Title)* /s/ RALPH WALTER
                                   ----------------------------------
                                        Ralph Walter, Treasurer

         Date   March 4, 2004
             --------------------------------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.